                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5262
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                             MFS SERIES TRUST VIII
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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              (Address of principal executive offices) (Zip code)

                                Susan S. Newton
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
-------------------------------------------------------------------------------
                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
-------------------------------------------------------------------------------

                      Date of fiscal year end: October 31
-------------------------------------------------------------------------------

                   Date of reporting period: October 31, 2007
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
ITEM 1. REPORTS TO STOCKHOLDERS.

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                                 Annual report

                                                   MFS(R) STRATEGIC INCOME FUND

LETTER FROM THE CEO                                        1
------------------------------------------------------------
PORTFOLIO COMPOSITION                                      2
------------------------------------------------------------
MANAGEMENT REVIEW                                          4
------------------------------------------------------------
PERFORMANCE SUMMARY                                        6
------------------------------------------------------------
EXPENSE TABLE                                              9
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PORTFOLIO OF INVESTMENTS                                  11
------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                       30
------------------------------------------------------------
STATEMENT OF OPERATIONS                                   32
------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                       34
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FINANCIAL HIGHLIGHTS                                      35
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NOTES TO FINANCIAL STATEMENTS                             39
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM   51
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TRUSTEES AND OFFICERS                                     52
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BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT             58
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PROXY VOTING POLICIES AND INFORMATION                     62
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QUARTERLY PORTFOLIO DISCLOSURE                            62
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FEDERAL TAX INFORMATION                                   62
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MFS(R) PRIVACY NOTICE                                     63
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CONTACT INFORMATION                               BACK COVER
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SIPC CONTACT INFORMATION:
You may obtain information about the Securities Investor Protection Corporation ("SIPC"), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC's website address (www.sipc.org).

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

------------------------------------------------------------------------------
                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
------------------------------------------------------------------------------

                                                                       10/31/07
                                                                        MFO-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices have hit their highest levels yet, and gold has spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    December 14, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE(i)

              Bonds                                      92.7%
              Floating Rate Loans                         1.6%
              Preferred Stocks                            0.0%(o)
              Cash & Other Net Asets                      5.7%

              FIXED INCOME SECTORS (i)

              High Yield Corporates                      33.4%
              ------------------------------------------------
              High Grade Corporates                      23.1%
              ------------------------------------------------
              Non-U.S. Government Bonds                  13.2%
              ------------------------------------------------
              Emerging Market Bonds                      12.4%
              ------------------------------------------------
              Commercial Mortgage-Backed Securities       6.0%
              ------------------------------------------------
              Mortgage-Backed Securities                  4.8%
              ------------------------------------------------
              Floating Rate Loans                         1.6%
              ------------------------------------------------
              Collateralized Debt Obligations             0.8%
              ------------------------------------------------
              Asset-Backed Securities                     0.6%
              ------------------------------------------------
              U.S. Government Agencies                    0.4%
              ------------------------------------------------
              U.S. Treasury Securities                  (2.0)%
              ------------------------------------------------

              CREDIT QUALITY OF BONDS (r)

              AAA                                        19.5%
              ------------------------------------------------
              AA                                          5.8%
              ------------------------------------------------
              A                                          10.2%
              ------------------------------------------------
              BBB                                        20.3%
              ------------------------------------------------
              BB                                         18.7%
              ------------------------------------------------
              B                                          19.7%
              ------------------------------------------------
              CCC                                         5.2%
              ------------------------------------------------
              Not Rated                                   0.6%
              ------------------------------------------------

              PORTFOLIO FACTS

              Average Duration (d)(i)                      4.8
              ------------------------------------------------
              Average Life (i)(m)                     7.7 yrs.
              ------------------------------------------------
              Average Maturity (i)(m)                11.7 yrs.
              ------------------------------------------------
              Average Credit Quality of Rated
              Securities (long-term) (a)                   BBB
              ------------------------------------------------
              Average Credit Quality of Rated
              Securities (short-term) (a)                  A-1
              ------------------------------------------------

              COUNTRY WEIGHTINGS (i)

              United States                              65.0%
              ------------------------------------------------
              Japan                                       3.6%
              ------------------------------------------------
              Germany                                     3.3%
              ------------------------------------------------
              Russia                                      3.1%
              ------------------------------------------------
              France                                      2.2%
              ------------------------------------------------
              Netherlands                                 2.1%
              ------------------------------------------------
              Canada                                      2.0%
              ------------------------------------------------
              United Kingdom                              1.8%
              ------------------------------------------------
              Brazil                                      1.6%
              ------------------------------------------------
              Other Countries                            15.3%
              ------------------------------------------------
(a) The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i) For purposes of this presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable, which may result in the investment in a sector of less than 0%.
(m) The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(o) Less than 0.1%.
(r) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the "AAA"-rating category. Percentages are based on the total market value of investments as of 10/31/07.

Percentages are based on net assets as of 10/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended October 31, 2007, Class A shares of the MFS Strategic Income Fund provided a total return of 5.41%, at net asset value. This compares with returns of 5.38%, 6.75%, 8.07%, and 3.94%, respectively, for the fund's benchmarks, the Lehman Brothers U.S. Aggregate Bond Index, the Lehman Brothers U.S. High-Yield Corporate Bond Index, the JPMorgan Emerging Markets Bond Index Global, and the Citigroup World Government Bond Non-Dollar Hedged Index.

MARKET ENVIRONMENT

The U.S. economy continues to decouple from the rest of the world. Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remains muted relative to other major economies. Overall, global economies have seen moderate to strong growth over the last twelve months as domestic demand improves and world trade accelerates.

With the strong global growth, however, has come increased concern about rising global inflation, especially as capacity becomes more constrained, wages rise, and energy and food prices advance. During the reporting period, global central banks tightened monetary conditions which in turn pushed global bond yields to their highest levels during this economic expansion.

However, beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to seize up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remains significant. Increased market volatility has also been exacerbated by U.S. home foreclosures, falling housing prices, and a weakening trend in the labor market. Despite increased volatility across all asset classes and the widening in credit spreads, global equity markets remained elevated, generally having erased losses incurred earlier in the summer.

DETRACTORS FROM PERFORMANCE

The fund's exposure to the financial sector held back performance as holdings of some finance companies suffered from the recent turmoil in the subprime market. Our exposure to the industrial sector was another negative.

Credit quality, particularly holdings of "BBB" rated(s) securities, detracted from performance as credit spreads widened.

CONTRIBUTORS TO PERFORMANCE

During the reporting period, the fund generated a high level of income which had a positive impact on performance. The fund's exposure to Euro currency also contributed to results.

Holdings of some sovereign bonds, particularly those of the Netherlands, Spain, Germany, and Ireland helped performance.

The fund's higher exposure to the long end of the credit curve also benefited results and helped offset some of the negative impact that came from the fund's sector and quality exposure.

Respectfully,

John Addeo                    James Calmas             Robert Persons
Portfolio Manager             Portfolio Manager        Portfolio Manager

Matthew Ryan                  Erik Weisman
Portfolio Manager             Portfolio Manager

(s) Bonds rated "BBB", "Baa", or higher are considered investment grade; bonds rated "BB", "Ba", or below are considered non-investment grade. The primary source for bond quality ratings is Moody's Investors Service. If not available, ratings by Standard & Poor's are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/07

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

            MFS         JP Morgan      Lehman      Citigroup        Lehman
          Strategic     Emerging      Brothers       World          Brothers
           Income     Markets Bond   High-Yield     Goverment     US Aggregate
            Fund         Index       Corporate   Bond Non-Dollar     Bond
         - Class A       Global      Bond Index   Hedged Index       Index
10/97     $ 9.525       $10,000       $10,000       $10,000        $10,000
10/98       9,314         9,014        10,932        11,298          9,951
10/99      10,220        10,919        10,990        11,584         10,383
10/00      10,217        12,905        11,792        12,462         10,215
10/01      10,783        13,616        13,508        13,756         10,199
10/02      11,148        14,515        14,304        14,298          9,644
10/03      12,688        18,554        15,006        14,667         12,900
10/04      13,902        20,928        15,837        15,344         14,489
10/05      14,275        23,133        16,017        16,238         15,082
10/06      15,215        25,782        16,847        16,935         16,639
10/07      16,038        27,863        17,752        17,602         17,762

TOTAL RETURNS THROUGH 10/31/07

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date           1-yr        5-yr       10-yr
-------------------------------------------------------------------------------
        A                10/29/87                 5.41%       7.55%       5.35%
-------------------------------------------------------------------------------
        B                 9/07/93                 4.57%       6.80%       4.66%
-------------------------------------------------------------------------------
        C                 9/01/94                 4.56%       6.81%       4.65%
-------------------------------------------------------------------------------
        I                 1/08/97                 5.46%       7.85%       5.69%
-------------------------------------------------------------------------------

AVERAGE ANNUAL

Comparative benchmarks
-------------------------------------------------------------------------------
JPMorgan Emerging Markets Bond Index Global (f)   8.07%      13.93%      10.79%
-------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index (f)     5.38%       4.41%       5.91%
-------------------------------------------------------------------------------
Citigroup World Government Bond Non-Dollar
Hedged Index (f)                                  3.94%       4.25%       5.82%
-------------------------------------------------------------------------------
Lehman Brothers U.S. High-Yield Corporate
Bond Index (f)                                    6.75%      12.99%       5.91%
-------------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE

   Share class
-------------------------------------------------------------------------------
        A                                         0.40%       6.50%       4.84%
With Initial Sales Charge (4.75%)
-------------------------------------------------------------------------------
        B                                         0.59%       6.49%       4.66%
With CDSC (Declining over six years from 4% to 0%)(x)
-------------------------------------------------------------------------------
        C                                         3.57%       6.81%       4.65%
-------------------------------------------------------------------------------
With CDSC (1% for 12 months) (x)

Class I shares do not have a sales charge.
CDSC - Contingent Deferred Sales Charge.

(f) Source: FactSet Research Systems Inc.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITIONS

Citigroup World Government Bond Non-Dollar Hedged Index - a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global (EMBI Global) - measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

Lehman Brothers U.S. Aggregate Bond Index - measures the U.S. investment grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Lehman Brothers U.S. High-Yield Corporate Bond Index - measures the universe of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period, May 1, 2007 through October 31, 2007

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 through October 31, 2007.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value     5/01/07-
Class                       Ratio      5/01/07         10/31/07       10/31/07
--------------------------------------------------------------------------------
     Actual                 0.83%     $1,000.00       $1,008.10         $4.20
A    ---------------------------------------------------------------------------
     Hypothetical (h)       0.83%     $1,000.00       $1,021.02         $4.23
--------------------------------------------------------------------------------
     Actual                 1.48%     $1,000.00       $1,004.60         $7.48
B    ---------------------------------------------------------------------------
     Hypothetical (h)       1.48%     $1,000.00       $1,017.74         $7.53
--------------------------------------------------------------------------------
     Actual                 1.48%     $1,000.00       $1,004.50         $7.48
C    ---------------------------------------------------------------------------
     Hypothetical (h)       1.48%     $1,000.00       $1,017.74         $7.53
--------------------------------------------------------------------------------
     Actual                 0.48%     $1,000.00       $1,008.40         $2.43
I    ---------------------------------------------------------------------------
     Hypothetical (h)       0.48%     $1,000.00       $1,022.79         $2.45
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
10/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 92.9%
----------------------------------------------------------------------------------------------------------------
ISSUER                                                                        SHARES/PAR               VALUE ($)
----------------------------------------------------------------------------------------------------------------
Aerospace - 0.5%
----------------------------------------------------------------------------------------------------------------
Bombardier, Inc., 8%, 2014 (n)                                             $     540,000            $    561,600
Hawker Beechcraft Acquisition Co. LLC, 9.75%, 2017 (n)                           450,000                 457,875
Vought Aircraft Industries, Inc., 8%, 2011                                       505,000                 501,844
                                                                                                    ------------
                                                                                                    $  1,521,319
----------------------------------------------------------------------------------------------------------------
Airlines - 0.2%
----------------------------------------------------------------------------------------------------------------
Continental Airlines, Inc., 7.566%, 2020                                   $     624,284            $    602,434
----------------------------------------------------------------------------------------------------------------
Asset Backed & Securitized - 7.4%
----------------------------------------------------------------------------------------------------------------
Anthracite Ltd., CDO, 6%, 2037 (z)                                         $   1,200,000            $    780,094
ARCap REIT, Inc., CDO, "H", 6.1%, 2045 (n)                                       900,000                 450,000
Asset Securitization Corp., FRN, 7.865%, 2026                                  1,161,341               1,240,956
Asset Securitization Corp., FRN, 8.355%, 2029 (z)                                790,000                 816,662
Bayview Financial Revolving Mortgage Loan Trust, FRN, 5.618%, 2040 (z)           674,286                 674,283
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)                  1,071,543               1,063,506
Chase Commercial Mortgage Securities Corp., 6.6%, 2029 (z)                     3,640,000               3,721,989
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035                          50,337                  49,967
Crest Ltd., CDO, 7%, 2040                                                        400,000                 344,460
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031                     1,050,000               1,139,096
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)                                   550,000                 554,165
Falcon Franchise Loan LLC, 6.5%, 2014 (z)                                        700,000                 490,000
Falcon Franchise Loan LLC, FRN, 3.095%, 2023 (i)(n)                            5,130,758                 466,078
Falcon Franchise Loan LLC, FRN, 3.689%, 2023 (i)(z)                            3,755,512                 484,236
First Union-Lehman Brothers Bank of America, FRN, 0.491%, 2028 (i)            39,349,771                 479,532
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)              491,125                 517,790
GMAC Commercial Mortgage Securities, Inc., FRN, 6.02%, 2033 (z)                1,758,000               1,724,275
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.354%, 2043         1,789,097               1,721,763
KKR Financial CLO Ltd., "C", CDO, FRN, 6.82%, 2021 (n)                           523,730                 468,215
Morgan Stanley Capital I, Inc., FRN, 1.434%, 2014 (i)(n)                      10,951,115                 515,469
Prudential Securities Secured Financing Corp., FRN, 7.268%, 2013 (z)             875,000                 892,821
Salomon Brothers Mortgage Securities, Inc., FRN, 7.075%, 2012 (z)              1,800,000               1,901,533
                                                                                                    ------------
                                                                                                    $ 20,496,890
----------------------------------------------------------------------------------------------------------------
Automotive - 2.0%
----------------------------------------------------------------------------------------------------------------
Allison Transmission, Inc., 11%, 2015 (z)                                  $     495,000            $    504,281
Ford Motor Credit Co. LLC, 9.75%, 2010                                         1,885,000               1,877,100
Ford Motor Credit Co. LLC, 7%, 2013                                              424,000                 380,592
Ford Motor Credit Co. LLC, 8%, 2016                                              475,000                 439,752
Ford Motor Credit Co. LLC., FRN, 7.992%, 2012                                    315,000                 291,619
General Motors Corp., 8.375%, 2033                                               990,000                 900,900
Goodyear Tire & Rubber Co., 9%, 2015                                             303,000                 331,406
Johnson Controls, Inc., 5.25%, 2011                                              290,000                 291,258
TRW Automotive, Inc., 7%, 2014 (n)                                               495,000                 482,625
                                                                                                    ------------
                                                                                                    $  5,499,533
----------------------------------------------------------------------------------------------------------------
Broadcasting - 2.3%
----------------------------------------------------------------------------------------------------------------
Allbritton Communications Co., 7.75%, 2012                                 $     658,000            $    667,870
CanWest MediaWorks LP, 9.25%, 2015 (n)                                           310,000                 314,650
Clear Channel Communications, Inc., 5.5%, 2014                                   590,000                 469,885
Grupo Televisa S.A., 8.5%, 2032                                                  589,000                 739,195
Intelsat Bermuda Ltd., 11.25%, 2016                                              455,000                 489,125
Intelsat Ltd., FRN, 11.409%, 2013                                                185,000                 192,863
Intelsat Subsidiary Holding Co. Ltd., 8.625%, 2015                               500,000                 507,500
ION Media Networks, Inc., FRN, 11.492%, 2013 (n)                                 900,000                 915,750
LBI Media, Inc., 8.5%, 2017 (n)                                                  300,000                 303,000
Liberty Media Corp., 5.7%, 2013                                                  520,000                 487,445
News America, Inc., 6.4%, 2035                                                   890,000                 884,180
Univision Communications, Inc., 9.75%, 2015 (n)(p)                               520,000                 509,600
                                                                                                    ------------
                                                                                                    $  6,481,063
----------------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 0.5%
----------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 6.5%, 2017                                 $     740,000            $    745,268
Merrill Lynch & Co., Inc., 6.4%, 2017                                            400,000                 403,482
Nuveen Investments, Inc., 10.5%, 2015 (z)                                        295,000                 295,000
                                                                                                    ------------
                                                                                                    $  1,443,750
----------------------------------------------------------------------------------------------------------------
Building - 1.3%
----------------------------------------------------------------------------------------------------------------
American Standard Cos., Inc., 7.375%, 2008                                 $     735,000            $    737,377
Lafarge S.A., 6.15%, 2011                                                      1,320,000               1,356,097
Nortek Holdings, Inc., 0% to 2009, 10.75% to 2014                                 97,000                  63,535
Nortek Holdings, Inc., 8.5%, 2014                                                480,000                 424,800
Owens Corning, Inc., 6.5%, 2016                                                  720,000                 697,531
Ply Gem Industries, Inc., 9%, 2012                                               435,000                 354,525
                                                                                                    ------------
                                                                                                    $  3,633,865
----------------------------------------------------------------------------------------------------------------
Business Services - 0.5%
----------------------------------------------------------------------------------------------------------------
Nortel Networks Corp., 10.75%, 2016 (n)                                    $     275,000            $    286,688
SunGard Data Systems, Inc., 10.25%, 2015                                         945,000                 985,163
                                                                                                    ------------
                                                                                                    $  1,271,851
----------------------------------------------------------------------------------------------------------------
Cable TV - 1.2%
----------------------------------------------------------------------------------------------------------------
CCH I Holdings LLC, 11%, 2015                                              $     557,000            $    540,290
CCO Holdings LLC, 8.75%, 2013                                                    650,000                 650,000
CSC Holdings, Inc., 6.75%, 2012                                                1,065,000               1,030,387
TCI Communications, Inc., 9.8%, 2012                                             841,000                 974,043
Videotron Ltee, 6.875%, 2014                                                     270,000                 269,325
                                                                                                    ------------
                                                                                                    $  3,464,045
----------------------------------------------------------------------------------------------------------------
Chemicals - 1.6%
----------------------------------------------------------------------------------------------------------------
Innophos, Inc., 8.875%, 2014                                               $     405,000            $    408,038
Koppers, Inc., 9.875%, 2013                                                      355,000                 375,413
Momentive Performance Materials, Inc., 9.75%, 2014 (z)                           450,000                 438,750
Momentive Performance Materials, Inc., 11.5%, 2016 (n)                            85,000                  82,025
Mosaic Co., 7.625%, 2016 (n)                                                     715,000                 770,413
Nalco Co., 7.75%, 2011                                                           140,000                 142,450
Nalco Co., 8.875%, 2013                                                          595,000                 626,238
Nalco Finance Holdings, Inc., 0% to 2009, 9% to 2014                             450,000                 409,500
Yara International A.S.A., 5.25%, 2014 (n)                                     1,300,000               1,250,025
                                                                                                    ------------
                                                                                                    $  4,502,852
----------------------------------------------------------------------------------------------------------------
Computer Software - 0.1%
----------------------------------------------------------------------------------------------------------------
First Data Corp., 9.875%, 2015 (z)                                         $     375,000            $    359,062
----------------------------------------------------------------------------------------------------------------
Construction - 0.5%
----------------------------------------------------------------------------------------------------------------
Lennar Corp., 5.125%, 2010                                                 $   1,110,000            $  1,003,115
Pulte Homes, Inc., 7.875%, 2011                                                  330,000                 317,351
                                                                                                    ------------
                                                                                                    $  1,320,466
----------------------------------------------------------------------------------------------------------------
Consumer Goods & Services - 2.3%
----------------------------------------------------------------------------------------------------------------
ACCO Brands Corp., 7.625%, 2015                                            $     340,000            $    323,000
Corrections Corp. of America, 6.25%, 2013                                        340,000                 337,892
Fortune Brands, Inc., 5.125%, 2011                                             1,025,000               1,020,053
Jarden Corp., 7.5%, 2017                                                         425,000                 403,750
Kar Holdings, Inc., 10%, 2015 (n)                                                330,000                 315,150
Realogy Corp., 10.5%, 2014 (n)                                                   190,000                 157,938
Service Corp. International, 6.75%, 2015                                         135,000                 134,663
Service Corp. International, 7%, 2017                                            435,000                 425,213
Service Corp. International, 7.625%, 2018                                        740,000                 758,500
Visant Holding Corp., 8.75%, 2013                                                605,000                 620,125
Western Union Co., 5.4%, 2011                                                  1,800,000               1,800,605
                                                                                                    ------------
                                                                                                    $  6,296,889
----------------------------------------------------------------------------------------------------------------
Containers - 1.7%
----------------------------------------------------------------------------------------------------------------
Crown Americas, 7.625%, 2013                                               $     175,000            $    178,062
Crown Americas LLC, 7.75%, 2015                                                  610,000                 628,300
Graham Packaging Co. LP, 9.875%, 2014                                            310,000                 306,900
Greif, Inc., 6.75%, 2017                                                       1,790,000               1,776,575
Owens-Brockway Glass Container, Inc., 8.875%, 2009                               343,000                 345,573
Owens-Brockway Glass Container, Inc., 8.25%, 2013                              1,355,000               1,409,200
                                                                                                    ------------
                                                                                                    $  4,644,610
----------------------------------------------------------------------------------------------------------------
Defense Electronics - 0.8%
----------------------------------------------------------------------------------------------------------------
BAE Systems Holdings, Inc., 5.2%, 2015 (n)                                 $   1,297,000            $  1,246,203
L-3 Communications Corp., 6.125%, 2014                                         1,120,000               1,108,800
                                                                                                    ------------
                                                                                                    $  2,355,003
----------------------------------------------------------------------------------------------------------------
Electronics - 0.5%
----------------------------------------------------------------------------------------------------------------
Avago Technologies Finance, 11.875%, 2015                                  $     160,000            $    179,200
Flextronics International Ltd., 6.25%, 2014                                      335,000                 316,575
Freescale Semiconductor, Inc., 10.125%, 2016                                     735,000                 666,094
Spansion LLC, 11.25%, 2016 (n)                                                   355,000                 341,244
                                                                                                    ------------
                                                                                                    $  1,503,113
----------------------------------------------------------------------------------------------------------------
Emerging Market Quasi-Sovereign - 2.1%
----------------------------------------------------------------------------------------------------------------
Banco do Brasil S.A., 7.95%, 2049 (n)                                      $     153,000            $    157,406
Gazprom International S.A., 6.51%, 2022 (n)                                      800,000                 784,000
Majapahit Holding B.V., 7.25%, 2017 (n)                                          745,000                 738,481
OAO Gazprom, 6.212%, 2016                                                      2,696,000               2,649,359
OAO Gazprom, 7.288%, 2037 (n)                                                    100,000                 106,220
Pemex Project Funding Master Trust, 5.75%, 2018 (z)                              516,000                 520,386
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)                      890,000                 892,866
                                                                                                    ------------
                                                                                                    $  5,848,718
----------------------------------------------------------------------------------------------------------------
Emerging Market Sovereign - 4.3%
----------------------------------------------------------------------------------------------------------------
Federative Republic of Brazil, 8%, 2018                                    $     222,000            $    248,640
Republic of Argentina, 7%, 2013                                                  630,420                 562,089
Republic of Argentina, FRN, 5.389%, 2012                                       2,030,000               1,842,675
Republic of Colombia, FRN, 7.33%, 2015                                         1,146,000               1,203,300
Republic of El Salvador, 7.65%, 2035                                             472,000                 547,520
Republic of Ghana, 8.5%, 2017 (z)                                                100,000                 102,583
Republic of Indonesia, 6.625%, 2037                                              796,000                 783,065
Republic of Panama, 9.375%, 2029                                                 932,000               1,267,520
Republic of Panama, 6.7%, 2036                                                   372,000                 390,600
Republic of Peru, 6.55%, 2037                                                    289,000                 304,173
Republic of Philippines, 9.375%, 2017                                            272,000                 336,600
Republic of South Africa, 5.875%, 2022                                           917,000                 921,952
Republic of Turkey, 6.75%, 2018                                                  447,000                 453,705
Republic of Uruguay, 8%, 2022                                                    535,000                 609,900
Republic of Venezuela, 7%, 2018                                                  184,000                 168,360
United Mexican States, 6.75%, 2034                                             1,951,000               2,182,194
                                                                                                    ------------
                                                                                                    $ 11,924,876
----------------------------------------------------------------------------------------------------------------
Energy - Independent - 1.9%
----------------------------------------------------------------------------------------------------------------
Chaparral Energy, Inc., 8.875%, 2017 (n)                                   $     450,000            $    420,750
Chesapeake Energy Corp., 6.375%, 2015                                            615,000                 596,550
Forest Oil Corp., 7.25%, 2019 (n)                                                290,000                 290,000
Hilcorp Energy I LP, 7.75%, 2015 (n)                                             195,000                 191,831
Hilcorp Energy I LP, 9%, 2016 (n)                                                520,000                 539,500
Mariner Energy, Inc., 8%, 2017                                                   360,000                 355,500
Newfield Exploration Co., 6.625%, 2014                                           365,000                 358,613
Nexen, Inc., 6.4%, 2037                                                        1,100,000               1,094,478
OPTI Canada, Inc., 8.25%, 2014 (n)                                               200,000                 200,500
Plains Exploration & Production Co., 7%, 2017                                    830,000                 788,500
Quicksilver Resources, Inc., 7.125%, 2016                                        500,000                 492,500
                                                                                                    ------------
                                                                                                    $  5,328,722
----------------------------------------------------------------------------------------------------------------
Energy - Integrated - 0.3%
----------------------------------------------------------------------------------------------------------------
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022 (n)                      $     264,000            $    264,000
TNK-BP Finance S.A., 7.5%, 2016 (n)                                              615,000                 599,625
                                                                                                    ------------
                                                                                                    $    863,625
----------------------------------------------------------------------------------------------------------------
Entertainment - 0.5%
----------------------------------------------------------------------------------------------------------------
AMC Entertainment, Inc., 11%, 2016                                         $     435,000            $    470,887
Time Warner, Inc., 6.5%, 2036                                                    110,000                 108,611
Turner Broadcasting System, Inc., 8.375%, 2013                                   653,000                 734,050
                                                                                                    ------------
                                                                                                    $  1,313,548
----------------------------------------------------------------------------------------------------------------
Financial Institutions - 2.5%
----------------------------------------------------------------------------------------------------------------
Capmark Financial Group, Inc., 6.3%, 2017 (n)                              $   1,050,000            $    858,690
CIT Group, Inc., 6.1% to 2017, FRN to 2067                                        80,000                  65,435
Countrywide Financial Corp., 6.25%, 2016                                       1,130,000                 899,376
General Motors Acceptance Corp., 5.85%, 2009                                   1,179,000               1,137,647
General Motors Acceptance Corp., 6.875%, 2011                                    355,000                 327,172
General Motors Acceptance Corp., 6.75%, 2014                                     621,000                 550,264
ILFC E-Capital Trust I, 5.9% to 2010, FRN to 2065 (n)                          1,400,000               1,399,530
ORIX Corp., 5.48%, 2011                                                        1,580,000               1,542,960
Residential Capital LLC, 7.125%, 2008                                            265,000                 223,263
Residential Capital LLC, 7.5%, 2012                                               58,000                  42,340
                                                                                                    ------------
                                                                                                    $  7,046,677
----------------------------------------------------------------------------------------------------------------
Food & Beverages - 1.0%
----------------------------------------------------------------------------------------------------------------
Del Monte Corp., 6.75%, 2015                                               $     360,000            $    350,100
Michael Foods, Inc., 8%, 2013                                                    495,000                 495,000
Miller Brewing Co., 5.5%, 2013 (n)                                             1,370,000               1,366,278
Tyson Foods, Inc., 6.85%, 2016                                                   660,000                 686,454
                                                                                                    ------------
                                                                                                    $  2,897,832
----------------------------------------------------------------------------------------------------------------
Food & Drug Stores - 0.2%
----------------------------------------------------------------------------------------------------------------
CVS Caremark Corp., 5.75%, 2017                                            $     680,000            $    676,507
----------------------------------------------------------------------------------------------------------------
Forest & Paper Products - 1.3%
----------------------------------------------------------------------------------------------------------------
Buckeye Technologies, Inc., 8%, 2010                                       $     104,000            $    103,480
Buckeye Technologies, Inc., 8.5%, 2013                                         1,145,000               1,179,350
Canada Paper Corp., 8.625%, 2011                                                  85,000                  67,150
Jefferson Smurfit Corp., 8.25%, 2012                                             304,000                 304,000
JSG Funding PLC, 7.75%, 2015                                             EUR     530,000                 766,711
Millar Western Forest Products, Ltd., 7.75%, 2013                          $     510,000                 395,250
Stora Enso Oyj, 6.404%, 2016 (n)                                                 690,000                 682,675
                                                                                                    ------------
                                                                                                    $  3,498,616
----------------------------------------------------------------------------------------------------------------
Gaming & Lodging - 2.5%
----------------------------------------------------------------------------------------------------------------
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (n)                       $   405,000            $    378,675
Harrah's Entertainment, Inc., 5.75%, 2017                                      1,245,000                 918,188
Isle of Capri Casinos, Inc., 7%, 2014                                            575,000                 510,313
MGM Mirage, Inc., 8.375%, 2011                                                   960,000               1,003,200
MGM Mirage, Inc., 6.75%, 2013                                                    365,000                 355,875
MGM Mirage, Inc., 7.5%, 2016                                                     745,000                 740,344
Scientific Games Corp., 6.25%, 2012                                              750,000                 720,000
Station Casinos, Inc., 6.5%, 2014                                                840,000                 701,400
Wimar Opco LLC, 9.625%, 2014 (n)                                                 960,000                 720,000
Wyndham Worldwide Corp., 6%, 2016                                                380,000                 371,679
Wynn Las Vegas LLC, 6.625%, 2014                                                 560,000                 550,200
                                                                                                    ------------
                                                                                                    $  6,969,874
----------------------------------------------------------------------------------------------------------------
Industrial - 0.8%
----------------------------------------------------------------------------------------------------------------
Blount, Inc., 8.875%, 2012                                                   $   730,000            $    740,950
JohnsonDiversey Holdings, Inc., "B", 9.625%, 2012                                775,000                 804,063
Steelcase, Inc., 6.5%, 2011                                                      618,000                 635,947
Wesco Distribution, Inc., 7.5%, 2017                                              70,000                  65,450
                                                                                                    ------------
                                                                                                    $  2,246,410
----------------------------------------------------------------------------------------------------------------
Insurance - 1.6%
----------------------------------------------------------------------------------------------------------------
Allianz AG, 5.5% to 2014, FRN to 2049                                    EUR     947,000            $  1,359,653
American International Group, Inc., 6.25%, 2037                            $     930,000                 865,464
ING Groep N.V., 5.775% to 2015, FRN to 2049                                    2,160,000               2,086,307
                                                                                                    ------------
                                                                                                    $  4,311,424
----------------------------------------------------------------------------------------------------------------
Insurance - Health - 0.1%
----------------------------------------------------------------------------------------------------------------
Centene Corp., 7.25%, 2014                                                 $     270,000            $    269,325
----------------------------------------------------------------------------------------------------------------
Insurance - Property & Casualty - 1.3%
----------------------------------------------------------------------------------------------------------------
AXIS Capital Holdings Ltd., 5.75%, 2014                                    $   1,555,000            $  1,539,912
Chubb Corp., 6.375% to 2017, FRN to 2037                                         630,000                 620,160
USI Holdings Corp., 9.75%, 2015 (n)                                              365,000                 322,113
ZFS Finance USA Trust V, FRN, 6.5%, 2037 (n)                                   1,080,000               1,039,395
                                                                                                    ------------
                                                                                                    $  3,521,580
----------------------------------------------------------------------------------------------------------------
International Market Quasi-Sovereign - 4.3%
----------------------------------------------------------------------------------------------------------------
Canada Housing Trust, 4.6%, 2011                                         CAD     266,000            $    282,818
Development Bank of Japan, 1.75%, 2010                                   JPY 125,000,000               1,107,259
Development Bank of Japan, 1.4%, 2012                                    JPY 184,000,000               1,611,841
Development Bank of Japan, 1.05%, 2023                                   JPY 199,000,000               1,500,996
Development Bank of Japan, 2.3%, 2026                                    JPY  80,000,000                 704,343
Eksportfinans A.S.A., 1.6%, 2014                                         JPY 107,000,000                 940,917
Japan Finance Corp. for Municipal Enterprises, 2%, 2016                  JPY 270,000,000               2,437,418
KfW Bankengruppe, 1.35%, 2014                                            JPY 295,000,000               2,571,333
KfW Bankengruppe, 2.05%, 2026                                            JPY  90,000,000                 759,993
                                                                                                    ------------
                                                                                                    $ 11,916,918
----------------------------------------------------------------------------------------------------------------
International Market Sovereign - 8.7%
----------------------------------------------------------------------------------------------------------------
Federal Republic of Germany, 5.25%, 2010                                 EUR   1,278,000            $  1,904,890
Federal Republic of Germany, 3.75%, 2015                                 EUR     337,000                 475,304
Federal Republic of Germany, 6.25%, 2030                                 EUR     795,000               1,425,564
Government of Canada, 5.5%, 2009                                         CAD     568,000                 612,299
Government of Canada, 4.5%, 2015                                         CAD     450,000                 482,708
Government of Canada, 5.75%, 2033                                        CAD     157,000                 200,482
Kingdom of Belgium, 5.5%, 2017                                           EUR     561,000                 886,049
Kingdom of Denmark, 4%, 2015                                             DKK   2,740,000                 523,142
Kingdom of Netherlands, 3.75%, 2009                                      EUR   1,682,000               2,423,185
Kingdom of Netherlands, 3.75%, 2014                                      EUR     288,000                 406,621
Kingdom of Spain, 5.35%, 2011                                            EUR   1,939,000               2,929,776
Kingdom of Sweden, 4.5%, 2015                                            SEK   1,650,000                 263,858
Republic of Austria, 4.65%, 2018                                         EUR   1,393,000               2,068,138
Republic of France, 4.75%, 2012                                          EUR     412,000                 612,100
Republic of France, 5%, 2016                                             EUR     669,000               1,019,029
Republic of France, 6%, 2025                                             EUR     356,000                 609,448
Republic of France, 4.75%, 2035                                          EUR   1,488,000               2,218,892
Republic of Ireland, 4.6%, 2016                                          EUR   1,450,000               2,145,278
United Kingdom Treasury, 8%, 2015                                        GBP     528,000               1,316,717
United Kingdom Treasury, 8%, 2021                                        GBP     217,000                 588,365
United Kingdom Treasury, 4.25%, 2036                                     GBP     547,000               1,086,091
                                                                                                    ------------
                                                                                                    $ 24,197,936
----------------------------------------------------------------------------------------------------------------
Machinery & Tools - 0.7%
----------------------------------------------------------------------------------------------------------------
Atlas Copco AB, 5.6%, 2017 (n)                                             $   1,470,000            $  1,467,910
Case New Holland, Inc., 7.125%, 2014                                             510,000                 527,850
                                                                                                    ------------
                                                                                                    $  1,995,760
----------------------------------------------------------------------------------------------------------------
Major Banks - 2.3%
----------------------------------------------------------------------------------------------------------------
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049                          $   1,840,000            $  1,735,808
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)                                     962,000                 891,092
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)                                     600,000                 596,789
Royal Bank of Scotland Group PLC, 9.118%, 2049                                   857,000                 916,633
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)            1,187,000               1,278,648
Wachovia Capital Trust III, 5.8% to 2011, FRN to 2042                            920,000                 912,689
                                                                                                    ------------
                                                                                                    $  6,331,659
----------------------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 3.5%
----------------------------------------------------------------------------------------------------------------
Advanced Medical Optics, Inc., 7.5%, 2017                                  $     180,000            $    169,650
Cardinal Health, Inc., 6.3%, 2016 (n)                                            840,000                 867,769
Community Health Systems, Inc., 8.875%, 2015 (n)                                 745,000                 754,312
Cooper Cos., Inc., 7.125%, 2015                                                  410,000                 405,900
DaVita, Inc., 6.625%, 2013                                                       270,000                 268,650
DaVita, Inc., 7.25%, 2015                                                      1,115,000               1,127,544
HCA, Inc., 6.375%, 2015                                                          770,000                 657,388
HCA, Inc., 9.25%, 2016                                                           945,000                 994,612
HealthSouth Corp., 10.75%, 2016                                                  405,000                 427,275
Hospira, Inc., 5.55%, 2012                                                       450,000                 450,495
Hospira, Inc., 6.05%, 2017                                                       410,000                 409,390
LVB Acquisition Merger Sub, Inc., 10%, 2017 (z)                                  290,000                 297,975
LVB Acquisition Merger Sub, Inc., 11.625%, 2017 (z)                              115,000                 117,156
McKesson Corp., 5.7%, 2017                                                       370,000                 368,118
Owens & Minor, Inc., 6.35%, 2016                                                 710,000                 713,647
Psychiatric Solutions, Inc., 7.75%, 2015                                         515,000                 524,013
U.S. Oncology, Inc., 10.75%, 2014                                                495,000                 514,800
Universal Hospital Services, Inc., 8.5%, 2015 (n)(p)                             305,000                 310,338
Universal Hospital Services, Inc., FRN, 8.759%, 2015 (n)                          90,000                  90,225
VWR Funding, Inc., 10.25%, 2015 (n)                                              265,000                 259,700
                                                                                                    ------------
                                                                                                    $  9,728,957
----------------------------------------------------------------------------------------------------------------
Metals & Mining - 2.2%
----------------------------------------------------------------------------------------------------------------
Arch Western Finance LLC, 6.75%, 2013                                      $     790,000            $    770,250
FMG Finance Ltd., 10.625%, 2016 (n)                                              720,000                 853,200
Foundation PA Coal Co., 7.25%, 2014                                              270,000                 265,275
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 2015                                455,000                 491,400
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017                             1,015,000               1,111,425
GTL Trade Finance, Inc., 7.25%, 2017 (z)                                         132,000                 133,681
Peabody Energy Corp., 7.375%, 2016                                               155,000                 161,200
Peabody Energy Corp., "B", 6.875%, 2013                                          860,000                 864,300
PNA Group, Inc., 10.75%, 2016                                                    405,000                 414,113
Ryerson, Inc., 12%, 2015 (z)                                                     190,000                 195,225
Vale Overseas Ltd., 6.25%, 2017                                                  723,000                 731,035
                                                                                                    ------------
                                                                                                    $  5,991,104
----------------------------------------------------------------------------------------------------------------
Mortgage Backed - 4.8%
----------------------------------------------------------------------------------------------------------------
Fannie Mae, 5.5%, 2019 - 2035                                              $   9,415,282            $  9,337,091
Fannie Mae, 6.5%, 2031                                                           298,386                 308,897
Fannie Mae, 6%, 2034 (f)                                                       3,519,774               3,558,631
                                                                                                    ------------
                                                                                                    $ 13,204,619
----------------------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.3%
----------------------------------------------------------------------------------------------------------------
AmeriGas Partners LP, 7.125%, 2016                                         $     560,000            $    547,400
Inergy LP, 6.875%, 2014                                                          335,000                 328,300
                                                                                                    ------------
                                                                                                    $    875,700
----------------------------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 3.2%
----------------------------------------------------------------------------------------------------------------
Atlas Pipeline Partners LP, 8.125%, 2015                                   $     520,000            $    517,400
CenterPoint Energy Resources Corp., 7.875%, 2013                               1,826,000               2,002,269
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)           940,000                 969,157
Intergas Finance B.V., 6.375%, 2017 (n)                                          349,000                 326,315
Kinder Morgan Energy Partners LP, 6%, 2017                                       830,000                 831,074
Kinder Morgan Finance, 5.35%, 2011                                             1,516,000               1,480,933
Spectra Energy Capital LLC, 8%, 2019                                             679,000                 773,985
Williams Cos., Inc., 7.125%, 2011                                              1,140,000               1,182,750
Williams Cos., Inc., 8.75%, 2032                                                 415,000                 483,475
Williams Partners LP, 7.25%, 2017                                                405,000                 417,656
                                                                                                    ------------
                                                                                                    $  8,985,014
----------------------------------------------------------------------------------------------------------------
Network & Telecom - 2.1%
----------------------------------------------------------------------------------------------------------------
Cincinnati Bell, Inc., 8.375%, 2014                                        $     485,000            $    486,212
Citizens Communications Co., 9.25%, 2011                                         863,000                 942,827
Citizens Communications Co., 9%, 2031                                            630,000                 648,112
Deutsche Telekom International Finance B.V., 8%, 2010                            543,000                 582,246
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)                                  465,000                 491,738
Qwest Corp., 8.875%, 2012                                                        290,000                 317,550
Qwest Corp., 7.5%, 2014                                                          560,000                 584,500
Telecom Italia Capital, 4.875%, 2010                                             248,000                 246,440
Telefonica Europe B.V., 7.75%, 2010                                            1,090,000               1,167,122
Time Warner Telecom Holdings, Inc., 9.25%, 2014                                  195,000                 202,556
Windstream Corp., 7%, 2019                                                       125,000                 123,125
                                                                                                    ------------
                                                                                                    $  5,792,428
----------------------------------------------------------------------------------------------------------------
Oil Services - 0.3%
----------------------------------------------------------------------------------------------------------------
Basic Energy Services, Inc., 7.125%, 2016                                  $     595,000            $    572,687
Weatherford International, Inc., 6.35%, 2017 (n)                                 340,000                 348,570
                                                                                                    ------------
                                                                                                    $    921,257
----------------------------------------------------------------------------------------------------------------
Oils - 0.7%
----------------------------------------------------------------------------------------------------------------
Petroleos de Venezuela S.A., 5.25%, 2017                                   $     765,000            $    577,958
Premcor Refining Group, Inc., 7.5%, 2015                                       1,290,000               1,344,198
                                                                                                    ------------
                                                                                                    $  1,922,156
----------------------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 2.8%
----------------------------------------------------------------------------------------------------------------
Alfa Diversified Payment Rights Finance Co., FRN, 7.594%, 2011 (n)         $     790,500            $    766,785
Banco BMG S.A., 9.15%, 2016 (n)                                                  429,000                 455,298
Banco do Estado de Sao Paulo S.A., 8.7%, 2049 (n)                                700,000                 730,625
Banco Mercantil del Norte S.A., 5.875% to 2009, FRN to 2014 (n)                  841,000                 834,692
Bosphorus Financial Services Ltd., FRN, 7.357%, 2012 (z)                         800,000                 791,982
CenterCredit International B.V., 8.625%, 2014 (n)                                508,000                 441,960
Mizuho Capital Investment 1 Ltd., 6.686% to 2016, FRN to 2049 (n)                660,000                 625,403
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)                                 246,000                 227,901
RSHB Capital S.A., 7.175%, 2013 (n)                                              100,000                 103,140
Russian Standard Finance S.A., 8.625%, 2011 (n)                                  526,000                 486,550
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049                     1,120,000               1,107,151
UFJ Finance Aruba AEC, 6.75%, 2013                                               648,000                 682,890
VTB Capital S.A., 6.609%, 2012 (z)                                               396,000                 392,938
                                                                                                    ------------
                                                                                                    $  7,647,315
----------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 0.3%
----------------------------------------------------------------------------------------------------------------
Teva Pharmaceutical Finance LLC, 5.55%, 2016                               $     359,000            $    355,023
Warner Chilcott Corp., 8.75%, 2015                                               572,000                 592,020
                                                                                                    ------------
                                                                                                    $    947,043
----------------------------------------------------------------------------------------------------------------
Precious Metals & Minerals - 0.6%
----------------------------------------------------------------------------------------------------------------
Alrosa Finance S.A., 8.875%, 2014                                          $   1,393,000            $  1,532,551
----------------------------------------------------------------------------------------------------------------
Printing & Publishing - 1.8%
----------------------------------------------------------------------------------------------------------------
American Media Operations, Inc., 10.25%, 2009                              $     358,000            $    342,785
Dex Media West LLC, 9.875%, 2013                                                 986,000               1,051,322
Idearc, Inc., 8%, 2016                                                         1,900,000               1,904,750
Nielsen Finance LLC, 10%, 2014                                                   295,000                 310,488
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016                                 1,120,000                 809,200
R.H. Donnelley Corp., 8.875%, 2016                                               575,000                 575,000
                                                                                                    ------------
                                                                                                    $  4,993,545
----------------------------------------------------------------------------------------------------------------
Railroad & Shipping - 0.1%
----------------------------------------------------------------------------------------------------------------
Panama Canal Railway Co., 7%, 2026 (z)                                     $     337,000            $    337,674
----------------------------------------------------------------------------------------------------------------
Real Estate - 0.9%
----------------------------------------------------------------------------------------------------------------
ERP Operating LP, REIT, 5.75%, 2017                                        $     630,000            $    609,951
Simon Property Group LP, REIT, 6.1%, 2016                                      1,790,000               1,798,213
                                                                                                    ------------
                                                                                                    $  2,408,164
----------------------------------------------------------------------------------------------------------------
Restaurants - 0.7%
----------------------------------------------------------------------------------------------------------------
McDonalds Corp., 5.8%, 2017                                                $   1,810,000            $  1,827,649
----------------------------------------------------------------------------------------------------------------
Retailers - 0.7%
----------------------------------------------------------------------------------------------------------------
Couche-Tard, Inc., 7.5%, 2013                                              $     625,000            $    632,812
Limited Brands, Inc., 5.25%, 2014                                                898,000                 830,955
Rite Aid Corp., 7.5%, 2017                                                       145,000                 134,850
Rite Aid Corp., 9.5%, 2017 (n)                                                   210,000                 194,250
Target Corp., 6.5%, 2037                                                         250,000                 253,289
                                                                                                    ------------
                                                                                                    $  2,046,156
----------------------------------------------------------------------------------------------------------------
Specialty Stores - 0.4%
----------------------------------------------------------------------------------------------------------------
Claire's Stores, Inc., 9.25%, 2015 (n)                                     $     395,000            $    336,737
Claire's Stores, Inc., 10.5%, 2017 (n)                                            60,000                  45,600
Michaels Stores, Inc., 10%, 2014                                                 290,000                 292,175
Payless ShoeSource, Inc., 8.25%, 2013                                            405,000                 400,444
                                                                                                    ------------
                                                                                                    $  1,074,956
----------------------------------------------------------------------------------------------------------------
Supermarkets - 0.5%
----------------------------------------------------------------------------------------------------------------
Safeway, Inc., 4.95%, 2010                                                 $     470,000            $    467,923
Safeway, Inc., 6.5%, 2011                                                        650,000                 672,640
SUPERVALU, Inc., 7.5%, 2014                                                      355,000                 364,763
                                                                                                    ------------
                                                                                                    $  1,505,326
----------------------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.8%
----------------------------------------------------------------------------------------------------------------
American Tower Corp., 7%, 2017 (z)                                         $     210,000            $    214,725
Centennial Communications Corp., 10.125%, 2013                                   430,000                 456,875
MetroPCS Wireless, Inc., 9.25%, 2014 (n)                                         100,000                  99,250
MetroPCS Wireless, Inc., 9.25%, 2014 (n)                                         225,000                 223,313
Nextel Communications, Inc., 5.95%, 2014                                       1,545,000               1,475,475
OJSC Vimpel-Communications, 8.25%, 2016                                          836,000                 865,260
Rogers Cable, Inc., 5.5%, 2014                                                   659,000                 644,145
Vodafone Group PLC, 5.375%, 2015                                               1,080,000               1,064,407
                                                                                                    ------------
                                                                                                    $  5,043,450
----------------------------------------------------------------------------------------------------------------
Tobacco - 0.4%
----------------------------------------------------------------------------------------------------------------
Reynolds American, Inc., 6.75%, 2017                                       $   1,100,000            $  1,150,875
----------------------------------------------------------------------------------------------------------------
Transportation - 0.3%
----------------------------------------------------------------------------------------------------------------
IIRSA Norte Finance Ltd., 8.75%, 2024                                      $     534,133            $    622,265
Peru Enhanced Pass-Through Trust, 0%, 2018 (n)                                   250,000                 171,250
                                                                                                    ------------
                                                                                                    $    793,515
----------------------------------------------------------------------------------------------------------------
Transportation - Services - 0.2%
----------------------------------------------------------------------------------------------------------------
Hertz Corp., 8.875%, 2014                                                  $     540,000            $    556,200
----------------------------------------------------------------------------------------------------------------
Utilities - Electric Power - 4.3%
----------------------------------------------------------------------------------------------------------------
AES Corp., 9.375%, 2010                                                    $   1,025,000            $  1,083,937
Beaver Valley Funding Corp., 9%, 2017                                          1,672,000               1,881,769
Edison Mission Energy, 7%, 2017 (n)                                            1,215,000               1,187,662
EEB International Ltd., 8.75%, 2014 (z)                                          338,000                 348,985
Empresa Nacional de Electricidad S.A., 8.35%, 2013                                66,000                  74,100
Enersis S.A., 7.375%, 2014                                                     1,296,000               1,376,660
FirstEnergy Corp., 6.45%, 2011                                                   857,000                 884,418
HQI Transelec Chile S.A., 7.875%, 2011                                         1,200,000               1,279,292
Intergen N.V., 9%, 2017 (n)                                                      255,000                 269,663
ISA Capital do Brasil S.A., 7.875%, 2012 (n)                                     315,000                 322,875
ISA Capital do Brasil S.A., 8.8%, 2017 (n)                                       442,000                 459,680
Mirant Americas Generation LLC, 8.3%, 2011                                       100,000                 101,125
Mirant North American LLC, 7.375%, 2013                                          585,000                 593,044
NRG Energy, Inc., 7.375%, 2016                                                   830,000                 827,925
Reliant Energy, Inc., 7.875%, 2017                                               700,000                 706,125
Waterford 3 Funding Corp., 8.09%, 2017                                           535,106                 540,933
                                                                                                    ------------
                                                                                                    $ 11,938,193
----------------------------------------------------------------------------------------------------------------
Utilities - Gas - 0.2%
----------------------------------------------------------------------------------------------------------------
TGI International Ltd., 9.5%, 2017 (z)                                     $     436,000            $    456,143
----------------------------------------------------------------------------------------------------------------
TOTAL BONDS (IDENTIFIED COST, $257,126,701)                                                         $258,236,742
----------------------------------------------------------------------------------------------------------------
Floating Rate Loans - 1.6% (g)(r)
----------------------------------------------------------------------------------------------------------------
Aerospace - 0.1%
----------------------------------------------------------------------------------------------------------------
Hawker Beechcraft Acquisition Co., Letter of Credit, 7.2%, 2014            $      12,088            $     11,793
Hawker Beechcraft Acquisition Co., Term Loan, 7.16%, 2014                        292,505                 285,375
                                                                                                    ------------
                                                                                                    $    297,168
----------------------------------------------------------------------------------------------------------------
Automotive - 0.2%
----------------------------------------------------------------------------------------------------------------
Allison Transmission, Inc., Term Loan B, 8.17%, 2014                       $     170,808            $    166,484
Goodyear Tire & Rubber Co., Term Loan, 6.43%, 2014                               314,939                 305,590
                                                                                                    ------------
                                                                                                    $    472,074
----------------------------------------------------------------------------------------------------------------
Broadcasting - 0.2%
----------------------------------------------------------------------------------------------------------------
Gray Television, Inc., Term Loan, 6.73%, 2014                              $     196,338            $    188,893
Univision Communications, Inc., Term Loan B, 7.20%, 2014                         288,558                 273,084
                                                                                                    ------------
                                                                                                    $    461,977
----------------------------------------------------------------------------------------------------------------
Building - 0.1%
----------------------------------------------------------------------------------------------------------------
Building Materials Holding Corp., Second Lien Term Loan, 11.31%, 2014      $     191,172            $    158,354
----------------------------------------------------------------------------------------------------------------
Cable TV - 0.3%
----------------------------------------------------------------------------------------------------------------
Charter Communications Operating LLC, Term Loan, 6.99%, 2014               $     275,569            $    264,466
CSC Holdings, Inc., Incremental Term Loan, 6.88%, 2013                           372,764                 363,552
Mediacom Illinois LLC, Term Loan A, 6.69%, 2012                                  337,404                 323,233
                                                                                                    ------------
                                                                                                    $    951,251
----------------------------------------------------------------------------------------------------------------
Chemicals - 0.1%
----------------------------------------------------------------------------------------------------------------
Celanese AG, Term Loan B, 6.98%, 2014                                      $     344,553            $    338,277
----------------------------------------------------------------------------------------------------------------
Computer Software - 0.1%
----------------------------------------------------------------------------------------------------------------
First Data Corp., Term Loan B1, 7.96%, 2014                                $     202,542            $    194,862
----------------------------------------------------------------------------------------------------------------
Food & Beverages - 0.1%
----------------------------------------------------------------------------------------------------------------
Dean Foods Co., Term Loan B, 6.7%, 2014                                    $     276,730            $    267,736
----------------------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 0.2%
----------------------------------------------------------------------------------------------------------------
Advanced Medical Optics, Inc., Term Loan, 7.03%, 2014                      $     195,490            $    187,670
Community Health Systems, Inc., Term Loan B, 7.76%, 2014                         228,262                 223,055
HCA, Inc., Term Loan B, 7.45%, 2012                                              177,062                 172,768
                                                                                                    ------------
                                                                                                    $    583,493
----------------------------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 0.0%
----------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc., Term Loan, 6.3%, 2014                                 $      94,652            $     92,215
----------------------------------------------------------------------------------------------------------------
Pollution Control - 0.1%
----------------------------------------------------------------------------------------------------------------
Allied Waste North America, Inc., Term Loan, 6.54%, 2012                   $     261,902            $    256,893
Allied Waste North America, Inc., Term Loan A, Credit Linked
Deposit, 6.62%, 2012                                                             148,319                 145,482
                                                                                                    ------------
                                                                                                    $    402,375
----------------------------------------------------------------------------------------------------------------
Specialty Stores - 0.1%
----------------------------------------------------------------------------------------------------------------
Michaels Stores, Inc., Term Loan B, 7.62%, 2013                            $     384,203            $    366,594
----------------------------------------------------------------------------------------------------------------
TOTAL FLOATING RATE LOANS (IDENTIFIED COST, $4,660,182)                                             $  4,586,376
----------------------------------------------------------------------------------------------------------------
Preferred Stocks - 0.0%
----------------------------------------------------------------------------------------------------------------
Real Estate - 0.0%
----------------------------------------------------------------------------------------------------------------
HRPT Properties Trust, "B", REIT, 8.75%
(Identified Cost, $74,529)                                                         2,725            $     68,125
----------------------------------------------------------------------------------------------------------------
Short-Term Obligations - 4.0%
----------------------------------------------------------------------------------------------------------------
Falcon Asset Securitization Co. LLC, 4.95%, due 11/01/07,
at Amortized Cost and Value (t)(y)                                         $  11,048,000            $ 11,048,000
----------------------------------------------------------------------------------------------------------------
Rights - 0.0%
----------------------------------------------------------------------------------------------------------------
Emerging Market Sovereign - 0.0%
----------------------------------------------------------------------------------------------------------------
Banco Central del Uruguay, Value Recovery Rights, Expiring
January 2021 (Identified Cost, $0) (a)                                         1,250,000            $          0
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $272,909,412) (k)                                               $273,939,243
----------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.5%                                                                  4,140,791
----------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                                 $278,080,034
----------------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(f) All or a portion of the security has been segregated as collateral for an open futures contract.
(g) The rate shown represents a weighted average coupon rate on settled positions at period end.
(i) Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(k) As of October 31, 2007, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $250,177,673 and 91.33% of market value. An independent pricing service provided an evaluated bid for 89.65% of the market value.
(n) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $40,337,511, representing
    14.5% of net assets.
(p) Payment-in-kind security.
(r) Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.
    These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(t) Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y) The rate shown represents an annualized yield at time of purchase.
(z) Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

                                             ACQUISITION         ACQUISITION        CURRENT         TOTAL % OF
RESTRICTED SECURITIES                            DATE                COST         MARKET VALUE      NET ASSETS
--------------------------------------------------------------------------------------------------------------
Allison Transmission, Inc., 11%, 2015          10/11/07             $   495,425       $   504,281
American Tower Corp., 7%, 2017                  9/24/07                 210,000           214,725
Anthracite Ltd., CDO, 6%, 2037                  5/14/02                 809,943           780,094
Asset Securitization Corp., FRN,
8.355%, 2029                                    1/25/05                 681,838           816,662
Bayview Financial Revolving Mortgage
Loan Trust, FRN, 5.618%, 2040                   3/01/06                674,286           674,283
Bosphorus Financial Services Ltd.,
FRN, 7.357%, 2012                               3/08/05                800,000           791,982
Brazilian Merchant Voucher Receivables
Ltd., 5.911%, 2011                              3/08/07              1,076,901         1,063,506
Chase Commercial Mortgage Securities
Corp., 6.6%, 2029                               6/07/00              2,970,648         3,721,989
DLJ Commercial Mortgage Corp.,
6.04%, 2031                                     7/23/04                541,600           554,165
EEB International Ltd.,
8.75%, 2014                                    10/24/07                338,000           348,985
Falcon Franchise Loan LLC,
6.5%, 2014                                      7/15/05                607,195           490,000
Falcon Franchise Loan LLC, FRN,
3.689%, 2023                                    1/29/03                713,409           484,236
First Data Corp., 9.875%, 2015                 10/16/07                355,720           359,062
GMAC Commercial Mortgage Securities,
Inc., FRN, 6.02%, 2033                         11/17/00              1,368,979         1,724,275
GTL Trade Finance, Inc.,
7.25%, 2017                                    10/17/07                130,849           133,681
LVB Acquisition Merger Sub, Inc.,
10%, 2017                                       9/24/07                 289,913           297,975
LVB Acquisition Merger Sub, Inc.,
11.625%, 2017                                  10/18/07                116,725           117,156
Momentive Performance Materials, Inc.,
9.75%, 2014                               9/10/07 - 10/18/07           439,263           438,750
Nuveen Investments, Inc., 10.5%, 2015          10/31/07                295,000           295,000
Panama Canal Railway Co., 7%, 2026             10/29/07                337,000           337,674
Pemex Project Funding Master Trust,
5.75%, 2018                                    10/17/07                512,471           520,386
Prudential Securities Secured
Financing Corp., FRN, 7.268%, 2013             12/06/04                971,421           892,821
Republic of Ghana, 8.5%, 2017                  9/27/07                 100,000           102,583
Ryerson, Inc., 12%, 2015                 10/03/07 - 10/30/07           195,975           195,225
Salomon Brothers Mortgage Securities,
Inc., FRN, 7.075%, 2012                         1/07/05              2,067,961         1,901,533
TGI International Ltd., 9.5%, 2017              9/26/07                436,000           456,143
VTB Capital S.A., 6.609%, 2012                 10/25/07                396,000           392,938
                                                                                  ---------------------------
Total Restricted Securities                                                          $18,610,110       6.7%
                                                                                  ===========================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AT 10/31/07

                                                                                                                    NET
                                                                                    IN                           UNREALIZED
                                    CONTRACTS TO           SETTLEMENT            EXCHANGE       CONTRACTS       APPRECIATION
TYPE                 CURRENCY     DELIVER/RECEIVE          DATE RANGE              FOR           AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
APPRECIATION
----------------------------------------------------------------------------------------------------------------------------
BUY                    BRL               983,950      11/01/07 - 11/30/07        $  553,629      $  565,552       $  11,923
BUY                    EUR             3,456,322      12/14/07 - 12/19/07         4,809,320       5,015,739         206,419
SELL                   JPY           426,012,308            11/13/07              3,715,440       3,700,162          15,278
BUY                    MXN             3,111,529            11/30/07                283,790         290,709           6,919
BUY                    PLN             1,349,934            11/30/07                505,196         540,320          35,124
BUY                    SGD                   868            11/23/07                    594             601               7
                                                                                                                  ---------
                                                                                                                  $ 275,670
                                                                                                                  =========

DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------
SELL                   BRL               491,975            11/01/07               $279,531        $283,295       $  (3,764)
SELL                   CAD             1,450,395            11/13/07              1,397,500       1,533,251        (135,751)
SELL                   DKK             2,771,029            12/10/07                526,161         539,467         (13,306)
SELL                   EUR             6,100,394      11/19/07 - 12/14/07         8,485,823       8,850,375        (364,552)
SELL                   GBP             1,400,565      12/14/07 - 12/19/07         2,811,353       2,910,813         (99,460)
BUY                    JPY           257,851,751            11/13/07              2,264,658       2,239,591         (25,067)
SELL                   SEK             1,682,571            11/13/07                258,515         265,070          (6,555)
                                                                                                                  ---------
                                                                                                                  $(648,455)
                                                                                                                  ---------

FUTURES CONTRACTS OUTSTANDING AT 10/31/07
                                                                                                    UNREALIZED
                                                                                  EXPIRATION       APPRECIATION
DESCRIPTION                                 CONTRACTS           VALUE                DATE         (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond (Short)                     42            $4,728,938             Dec-07           $(48,053)
U.S. Treasury Note 5 yr (Long)                 29             3,112,969             Dec-07             12,586
U.S. Treasury Note 10 yr (Short)               36             3,960,563             Dec-07            (53,845)
--------------------------------------------------------------------------------------------------------------------
                                                                                                     $(89,312)
                                                                                                     ========

SWAP AGREEMENTS AT 10/31/07

                                                                                                           UNREALIZED
                      NOTIONAL                                   CASH FLOWS            CASH FLOWS         APPRECIATION
EXPIRATION             AMOUNT             COUNTERPARTY           TO RECEIVE              TO PAY          (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS
6/20/09           USD    300,000     JPMorgan Chase Bank     4.1% (fixed rate)            (1)                 $(12,898)
6/20/09           USD    100,000     JPMorgan Chase Bank     4.8% (fixed rate)            (1)                   (3,200)
9/20/10           USD  1,130,000     Merrill Lynch                  (2)            0.68% (fixed rate)           87,400
                                     International
9/20/12           USD  1,180,000     JPMorgan Chase Bank     0.36% (fixed rate)           (3)                    4,934
                                                                                                              --------
                                                                                                              $ 76,236
                                                                                                              ========

(1) Fund to pay notional amount upon a defined credit event by Abitibi-Consolidated, 8.375%, 4/01/15.
(2) Fund to receive notional amount upon a defined credit event by Lennar Corp., 5.95%, 3/1/ 2013.
(3) Fund to pay notional amount upon a defined credit event by Fannie Mae, 5.5%, 6/09/33.

At October 31, 2007, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

UNFUNDED LOAN COMMITMENTS

As of October 31, 2007, the portfolio had the following unfunded loan commitments of $25,073, which could be extended at the option of the borrower:

                                                                                   UNFUNDED          UNREALIZED
                                                                                     LOAN           APPRECIATION
BORROWER                                                                          COMMITMENT       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------
Community Health Systems, Inc.                                                      $15,054            $(343)
Univision Communications, Delayed Draw Term Loan                                     10,019              173
                                                                                  -------------------------------
                                                                                    $25,073            $(170)
                                                                                  ===============================

At October 31, 2007, the fund had sufficient cash and/or other liquid securities to cover any commitments under these contracts.

The following abbreviations are used in this report and are defined:

CDO       Collateralized Debt Obligation
CLN       Credit-Linked Note
CLO       Collateralized Loan Obligation
FRN       Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
REIT      Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S.
dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL       Brazilian Real
CAD       Canadian Dollar
DKK       Danish Krone
EUR       Euro
GBP       British Pound
JPY       Japanese Yen
MXN       Mexican Peso
PLN       Polish Zloty
SEK       Swedish Krona
SGD       Singapore Dollar

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 10/31/07

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.


ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value (identified cost, $272,909,412)             $273,939,243
Cash                                                                   732,937
Receivable for forward foreign currency exchange contracts             275,670
Receivable for daily variation margin on open
futures contracts                                                       51,016
Receivable for investments sold                                        965,005
Receivable for fund shares sold                                        377,312
Interest and dividends receivable                                    4,662,397
Receivable from investment adviser                                      20,373
Unrealized appreciation on credit default swaps                         92,334
Other assets                                                                35
-------------------------------------------------------------------------------------------------------
Total assets                                                                               $281,116,322
-------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------
Distributions payable                                                 $329,584
Payable for forward foreign currency exchange contracts                648,455
Payable for investments purchased                                    1,402,857
Payable for fund shares reacquired                                     302,770
Unrealized depreciation on credit default swaps                         16,098
Unrealized depreciation on unfunded loan commitments                       170
Payable to affiliates
  Management fee                                                         6,091
  Shareholder servicing costs                                           89,017
  Distribution and service fees                                          8,501
  Administrative services fee                                              289
Payable for independent trustees' compensation                          47,315
Accrued expenses and other liabilities                                 185,141
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                            $3,036,288
-------------------------------------------------------------------------------------------------------
Net assets                                                                                 $278,080,034
-------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                   $331,401,382
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies            684,319
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                      (53,981,586)
Accumulated distributions in excess of net investment income           (24,081)
-------------------------------------------------------------------------------------------------------
Net assets                                                                                 $278,080,034
-------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                    41,884,229
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued


Class A shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                      $185,193,141
  Shares outstanding                                                27,780,652
-------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                       $6.67
-------------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25Xnet asset value per share)                                  $7.00
-------------------------------------------------------------------------------------------------------
Class B shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $60,044,115
  Shares outstanding                                                 9,105,169
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                    $6.59
-------------------------------------------------------------------------------------------------------

Class C shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $30,385,201
  Shares outstanding                                                 4,629,533
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                    $6.56
-------------------------------------------------------------------------------------------------------

Class I shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $2,457,577
  Shares outstanding                                                   368,875
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                 $6.66
-------------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 10/31/07

This statement describes how much your fund earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by fund operations.


NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
Income
  Interest                                                          $20,003,357
  Dividends                                                               5,961
-------------------------------------------------------------------------------------------------------
Total investment income                                                                     $20,009,318
-------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                     $1,968,608
  Distribution and service fees                                       1,662,328
  Shareholder servicing costs                                           416,743
  Administrative services fee                                            60,566
  Independent trustees' compensation                                     15,773
  Custodian fee                                                         182,418
  Shareholder communications                                             54,783
  Auditing fees                                                          52,424
  Legal fees                                                              5,527
  Miscellaneous                                                          89,931
-------------------------------------------------------------------------------------------------------
Total expenses                                                                               $4,509,101
-------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                  (19,671)
  Reduction of expenses by investment adviser                        (1,392,093)
-------------------------------------------------------------------------------------------------------
Net expenses                                                                                 $3,097,337
-------------------------------------------------------------------------------------------------------
Net investment income                                                                       $16,911,981
-------------------------------------------------------------------------------------------------------

Statement of Operations - continued


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                            $3,301,873
  Futures contracts                                                    (343,975)
  Swap transactions                                                      76,758
  Foreign currency transactions                                      (1,482,859)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                        $1,551,797
-------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                      $(3,489,763)
  Futures contracts                                                     (22,262)
  Swap transactions                                                      94,443
  Translation of assets and liabilities in foreign currencies           118,308
  Unfunded loan commitments                                                (170)
-------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                        $(3,299,444)
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                            $(1,747,647)
-------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                        $15,164,334
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                             YEARS ENDED 10/31
                                                                ---------------------------------------
                                                                       2007                        2006
CHANGE IN NET ASSETS

FROM OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income                                           $16,911,981                 $17,422,229
Net realized gain (loss) on investments and foreign
currency transactions                                             1,551,797                    (263,244)
Net unrealized gain (loss) on investments and foreign
currency translation                                             (3,299,444)                  3,024,875
-------------------------------------------------------------------------------------------------------
Change in net assets from operations                            $15,164,334                 $20,183,860
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
From net investment income
  Class A                                                      $(10,847,144)               $(11,497,120)
  Class B                                                        (3,511,831)                 (4,796,016)
  Class C                                                        (1,569,001)                 (1,612,849)
  Class I                                                          (823,261)                   (848,322)
-------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                   $(16,751,237)               $(18,754,307)
-------------------------------------------------------------------------------------------------------
Change in net assets from fund share transactions              $(36,860,144)               $(32,158,271)
-------------------------------------------------------------------------------------------------------
Total change in net assets                                     $(38,447,047)               $(30,728,718)
-------------------------------------------------------------------------------------------------------

NET ASSETS
-------------------------------------------------------------------------------------------------------
At beginning of period                                          316,527,081                 347,255,799
At end of period (including accumulated distributions
in excess of net investment income of $24,081 and
$1,028,584, respectively)                                      $278,080,034                $316,527,081
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years.
Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

CLASS A                                                                         YEARS ENDED 10/31
                                               -------------------------------------------------------------------------------
                                                      2007             2006             2005             2004             2003
Net asset value, beginning of period                 $6.70            $6.67            $6.90            $6.69            $6.24
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $0.39            $0.37            $0.38            $0.40            $0.38
  Net realized and unrealized gain (loss)
  on investments and foreign currency                (0.04)            0.05            (0.20)            0.22             0.46
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.35            $0.42            $0.18            $0.62            $0.84
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.38)          $(0.39)          $(0.41)          $(0.41)          $(0.39)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.67            $6.70            $6.67            $6.90            $6.69
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            5.41             6.59             2.68             9.57            13.81
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.29             1.33             1.34             1.32             1.32
Expenses after expense reductions (f)                 0.83             0.83             0.83             0.87             0.93
Net investment income                                 5.79             5.55             5.51             5.92             5.89
Portfolio turnover                                      55               66               63               64              136
Net assets at end of period (000 Omitted)         $185,193         $194,376         $196,672         $190,165         $190,926
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                         YEARS ENDED 10/31
                                                   ---------------------------------------------------------------------------
                                                      2007             2006             2005             2004             2003
Net asset value, beginning of period                 $6.63            $6.59            $6.83            $6.62            $6.18
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $0.34            $0.32            $0.33            $0.35            $0.34
  Net realized and unrealized gain (loss)
  on investments and foreign currency                (0.04)            0.07            (0.21)            0.22             0.45
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.30            $0.39            $0.12            $0.57            $0.79
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.34)          $(0.35)          $(0.36)          $(0.36)          $(0.35)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.59            $6.63            $6.59            $6.83            $6.62
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            4.57             6.06             1.83             8.90            13.00
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.94             1.97             1.99             1.97             1.97
Expenses after expense reductions (f)                 1.48             1.48             1.48             1.52             1.58
Net investment income                                 5.13             4.90             4.89             5.27             5.25
Portfolio turnover                                      55               66               63               64              136
Net assets at end of period (000 Omitted)          $60,044          $77,822         $105,223         $130,075         $146,903
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS C                                                                         YEARS ENDED 10/31
                                                   ---------------------------------------------------------------------------
                                                      2007             2006             2005             2004             2003
Net asset value, beginning of period                 $6.60            $6.56            $6.80            $6.59            $6.15
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $0.34            $0.32            $0.33            $0.35            $0.33
  Net realized and unrealized gain (loss)
  on investments and foreign currency                (0.04)            0.07            (0.21)            0.22             0.45
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.30            $0.39            $0.12            $0.57            $0.78
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.34)          $(0.35)          $(0.36)          $(0.36)          $(0.34)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.56            $6.60            $6.56            $6.80            $6.59
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            4.56             6.07             1.81             8.91            13.04
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.94             1.98             1.99             1.98             1.97
Expenses after expense reductions (f)                 1.48             1.48             1.48             1.53             1.58
Net investment income                                 5.14             4.90             4.87             5.26             5.23
Portfolio turnover                                      55               66               63               64              136
Net assets at end of period (000 Omitted)          $30,385          $29,892          $32,413          $36,537          $40,703
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                          YEARS ENDED 10/31
                                                    --------------------------------------------------------------------------
                                                       2007             2006             2005             2004            2003
Net asset value, beginning of period                  $6.71            $6.67            $6.91            $6.70           $6.25
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                           $0.42            $0.39            $0.40            $0.42           $0.40
  Net realized and unrealized gain (loss)
  on investments and foreign currency                 (0.06)            0.07            (0.20)            0.22            0.46
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      $0.36            $0.46            $0.20            $0.64           $0.86
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                         $(0.41)          $(0.42)          $(0.44)          $(0.43)         $(0.41)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.66            $6.71            $6.67            $6.91           $6.70
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                5.46             7.11             2.90             9.95           14.19
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                 0.95             0.98             0.99             0.97            0.97
Expenses after expense reductions (f)                  0.48             0.48             0.48             0.52            0.58
Net investment income                                  6.08             5.89             5.86             6.28            6.23
Portfolio turnover                                       55               66               63               64             136
Net assets at end of period (000 Omitted)            $2,458          $14,437          $12,947          $11,965          $9,764
------------------------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Strategic Income Fund (the fund) is a series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund's financial statements.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INFLATION-ADJUSTED DEBT SECURITIES - The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted by references to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security's original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DERIVATIVE RISK - The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative's original cost. Derivative instruments include futures contracts, forward foreign currency exchange contracts, and swap agreements.

FUTURES CONTRACTS - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

SWAP AGREEMENTS - The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument. All swap agreements entered into by the fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

The fund holds a credit default swap in which one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The fund may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS - The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At October 31, 2007, the portfolio had unfunded loan commitments of $25,073, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

INDEMNIFICATIONS - Under the fund's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. These fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, straddle loss deferrals, and foreign currency transactions.

The tax character of distributions declared to shareholders is as follows:

                                            10/31/07       10/31/06

          Ordinary income (including any
          short-term capital gains)      $16,751,237    $18,754,307

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 10/31/07

          Cost of investments                          $274,094,370
          ---------------------------------------------------------
          Gross appreciation                             $5,834,125
          Gross depreciation                             (5,989,252)
          ---------------------------------------------------------
          Net unrealized appreciation (depreciation)      $(155,127)
          Undistributed ordinary income                   1,871,951
          Capital loss carryforwards                    (52,898,424)
          Other temporary differences                    (2,139,748)

As of October 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

                10/31/08                           $(3,849,634)
                10/31/09                           (17,590,678)
                10/31/10                           (28,105,973)
                10/31/14                            (3,352,139)
                ----------------------------------------------
                                                  $(52,898,424)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund's average daily net assets. As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.40% of the fund's average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended October 31, 2007, this waiver amounted to $757,157 and is reflected as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2007 was equivalent to an annual effective rate of 0.40% of the fund's average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund's operating expenses, exclusive of management, distribution and service and certain other fees and expenses, such that operating expenses do not exceed 0.08% annually of the fund's average daily net assets. This written agreement will continue through February 29, 2008 unless changed or rescinded by the fund's Board of Trustees. For the year ended October 31, 2007, this reduction amounted to $633,440 and is reflected as a reduction of total expenses in the Statement of Operations.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $31,511 for the year ended October 31, 2007, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:
                                                                          TOTAL            ANNUAL        DISTRIBUTION
                             DISTRIBUTION            SERVICE       DISTRIBUTION         EFFECTIVE         AND SERVICE
                                 FEE RATE           FEE RATE           PLAN (d)          RATE (e)                 FEE
Class A                             0.10%              0.25%              0.35%             0.35%            $662,635
Class B                             0.75%              0.25%              1.00%             1.00%             690,971
Class C                             0.75%              0.25%              1.00%             1.00%             308,722
---------------------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                                        $1,662,328

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended October
    31, 2007 based on each class' average daily net assets. Assets attributable to Class A shares sold prior to May
    14, 1991 are subject to a service fee of 0.15% annually.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2007, were as follows:

                                                        AMOUNT

              Class A                                   $2,315
              Class B                                   86,643
              Class C                                    2,307

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2007, the fee was $162,421, which equated to 0.0536% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2007, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $235,918. The fund may also pay shareholder servicing related costs directly to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund's annual fixed amount is $17,500. The administrative services fee incurred for the year ended October 31, 2007 was equivalent to an annual effective rate of 0.0200% of the fund's average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $2,934. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in an expense of $1,173. Both amounts are included in independent trustees' compensation for the year ended October 31, 2007. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $45,814 at October 31, 2007, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended October 31, 2007, the fee paid to Tarantino LLC was $1,940. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $1,496, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES            SALES

U.S. government securities                                 $--      $19,729,544
-------------------------------------------------------------------------------
Investments (non-U.S. government securities)      $162,639,234     $189,540,994
-------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                    YEAR ENDED                        YEAR ENDED
                                                     10/31/07                          10/31/06
                                             SHARES           AMOUNT           SHARES           AMOUNT
Shares sold
  Class A                                    6,784,277       $45,519,352       7,712,553       $51,176,438
  Class B                                    1,657,912        11,002,247       1,928,316        12,657,467
  Class C                                    1,143,624         7,569,074         877,466         5,731,384
  Class I                                    1,311,765         8,809,457         598,513         3,977,143
-----------------------------------------------------------------------------------------------------------
                                            10,897,578       $72,900,130      11,116,848       $73,542,432

Shares issued to shareholders in
reinvestment of distributions
  Class A                                    1,225,746        $8,216,066       1,324,781        $8,804,098
  Class B                                      348,575         2,311,745         474,951         3,123,983
  Class C                                      159,119         1,049,920         167,284         1,095,071
  Class I                                      114,102           765,954         124,268           827,038
-----------------------------------------------------------------------------------------------------------
                                             1,847,542       $12,343,685       2,091,284       $13,850,190

Shares reacquired
  Class A                                   (9,248,229)     $(62,024,583)     (9,521,478)     $(63,205,306)
  Class B                                   (4,645,331)      (30,814,004)     (6,615,439)      (43,457,070)
  Class C                                   (1,205,471)       (7,936,261)     (1,450,661)       (9,496,718)
  Class I                                   (3,209,631)      (21,329,111)       (510,060)       (3,391,799)
-----------------------------------------------------------------------------------------------------------
                                           (18,308,662)    $(122,103,959)    (18,097,638)    $(119,550,893)

Net change
  Class A                                   (1,238,206)      $(8,289,165)       (484,144)      $(3,224,770)
  Class B                                   (2,638,844)      (17,500,012)     (4,212,172)      (27,675,620)
  Class C                                       97,272           682,733        (405,911)       (2,670,263)
  Class I                                   (1,783,764)      (11,753,700)        212,721         1,412,382
-----------------------------------------------------------------------------------------------------------
                                            (5,563,542)     $(36,860,144)     (4,889,506)     $(32,158,271)

(6) LINE OF CREDIT

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended October 31, 2007, the fund's commitment fee and interest expense were $1,557 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust VIII and Shareholders of MFS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Fund (the Fund), (one of the portfolios comprising MFS Series Trust VIII), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Fund at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                            /s/ ERNST & YOUNG LLP

Boston, Massachusetts
December 14, 2007

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                             PRINCIPAL OCCUPATIONS DURING
                                  POSITION(s) HELD     TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                   WITH FUND            SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------               ----------------     ---------------    ---------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)             Trustee              February 2004       Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President, Chief Investment
                                                                          Officer and Director

Robert C. Pozen(k)               Trustee              February 2004       Massachusetts Financial Services
(born 8/08/46)                                                            Company, Chairman (since February
                                                                          2004); MIT Sloan School
                                                                          (education), Senior Lecturer
                                                                          (since 2006); Secretary of
                                                                          Economic Affairs, The Commonwealth
                                                                          of Massachusetts (January 2002 to
                                                                          December 2002); Fidelity
                                                                          Investments, Vice Chairman (June
                                                                          2000 to December 2001); Fidelity
                                                                          Management & Research Company
                                                                          (investment adviser), President
                                                                          (March 1997 to July 2001); Bell
                                                                          Canada Enterprises
                                                                          (telecommunications), Director;
                                                                          Medtronic, Inc. (medical
                                                                          technology), Director; Telesat
                                                                          (satellite communications),
                                                                          Director

INDEPENDENT TRUSTEES
J. Atwood Ives                   Trustee and Chair    February 1992       Private investor; Eastern
(born 5/01/36)                   of Trustees                              Enterprises (diversified services
                                                                          company), Chairman, Trustee and
                                                                          Chief Executive Officer (until
                                                                          November 2000)

Robert E. Butler(n)              Trustee              January 2006        Consultant - regulatory and
(born 11/29/41)                                                           compliance matters (since July
                                                                          2002); PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 2002)

Lawrence H. Cohn, M.D.           Trustee              August 1993         Brigham and Women's Hospital,
(born 3/11/37)                                                            Chief of Cardiac Surgery (2005);
                                                                          Harvard Medical School, Professor
                                                                          of Cardiac Surgery; Physician
                                                                          Director of Medical Device
                                                                          Technology for Partners HealthCare

David H. Gunning                 Trustee              January 2004        Retired; Cleveland-Cliffs Inc.
(born 5/30/42)                                                            (mining products and service
                                                                          provider), Vice Chairman/Director
                                                                          (until May 2007); Portman Limited
                                                                          (mining), Director (since 2005);
                                                                          Encinitos Ventures (private
                                                                          investment company), Principal
                                                                          (1997 to April 2001); Lincoln
                                                                          Electric Holdings, Inc. (welding
                                                                          equipment manufacturer), Director

William R. Gutow                 Trustee              December 1993       Private investor and real estate
(born 9/27/41)                                                            consultant; Capitol Entertainment
                                                                          Management Company (video
                                                                          franchise), Vice Chairman;
                                                                          Atlantic Coast Tan (tanning
                                                                          salons), Vice Chairman (since
                                                                          2002)

Michael Hegarty                  Trustee              December 2004       Retired; AXA Financial (financial
(born 12/21/44)                                                           services and insurance), Vice
                                                                          Chairman and Chief Operating
                                                                          Officer (until May 2001); The
                                                                          Equitable Life Assurance Society
                                                                          (insurance), President and Chief
                                                                          Operating Officer (until May 2001)

Lawrence T. Perera               Trustee              July 1981           Hemenway & Barnes (attorneys),
(born 6/23/35)                                                            Partner

J. Dale Sherratt                 Trustee              August 1993         Insight Resources, Inc.
(born 9/23/38)                                                            (acquisition planning
                                                                          specialists), President; Wellfleet
                                                                          Investments (investor in health
                                                                          care companies), Managing General
                                                                          Partner (since 1993); Cambridge
                                                                          Nutraceuticals (professional
                                                                          nutritional products), Chief
                                                                          Executive Officer (until May 2001)

Laurie J. Thomsen                Trustee              March 2005          New Profit, Inc. (venture
(born 8/05/57)                                                            philanthropy), Partner (since
                                                                          2006); Private investor; Prism
                                                                          Venture Partners (venture
                                                                          capital), Co-founder and General
                                                                          Partner (until June 2004); The
                                                                          Travelers Companies (commercial
                                                                          property liability insurance),
                                                                          Director

Robert W. Uek                    Trustee              January 2006        Retired (since 1999);
(born 5/18/41)                                                            PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 1999); Consultant
                                                                          to investment company industry
                                                                          (since 2000); TT International
                                                                          Funds (mutual fund complex),
                                                                          Trustee (2000 until 2005);
                                                                          Hillview Investment Trust II Funds
                                                                          (mutual fund complex), Trustee
                                                                          (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)                President            November 2005       Massachusetts Financial Services
(born 12/01/58)                                                           Company, Executive Vice President
                                                                          and Chief Regulatory Officer
                                                                          (since March 2004) Chief
                                                                          Compliance Officer (since December
                                                                          2006); Fidelity Management &
                                                                          Research Company, Vice President
                                                                          (prior to March 2004); Fidelity
                                                                          Group of Funds, President and
                                                                          Treasurer (prior to March 2004)

Tracy Atkinson(k)                Treasurer            September 2005      Massachusetts Financial Services
(born 12/30/64)                                                           Company, Senior Vice President
                                                                          (since September 2004);
                                                                          PricewaterhouseCoopers LLP,
                                                                          Partner (prior to September 2004)

Christopher R. Bohane(k)         Assistant Secretary  July 2005           Massachusetts Financial Services
(born 1/18/74)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law
                                                                          firm), Associate (prior to April
                                                                          2003)

Ethan D. Corey(k)                Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/21/63)                  and Assistant Clerk                      Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(k)            Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 8/10/68)                                                            Company, Vice President (since
                                                                          June 2005); JP Morgan Investor
                                                                          Services, Vice President (prior to
                                                                          June 2005)

Timothy M. Fagan(k)              Assistant Secretary  September 2005      Massachusetts Financial Services
(born 7/10/68)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since September 2005);
                                                                          John Hancock Advisers, LLC, Vice
                                                                          President and Chief Compliance
                                                                          Officer (September 2004 to August
                                                                          2005), Senior Attorney (prior to
                                                                          September 2004); John Hancock
                                                                          Group of Funds, Vice President and
                                                                          Chief Compliance Officer
                                                                          (September 2004 to December 2004)

Mark D. Fischer(k)               Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since May
                                                                          2005); JP Morgan Investment
                                                                          Management Company, Vice President
                                                                          (prior to May 2005)

Brian E. Langenfeld(k)           Assistant Secretary  June 2006           Massachusetts Financial Services
(born 3/07/73)                   and Assistant Clerk                      Company, Assistant Vice President
                                                                          and Counsel (since May 2006); John
                                                                          Hancock Advisers, LLC, Assistant
                                                                          Vice President and Counsel (May
                                                                          2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and
                                                                          Assistant Secretary (prior to May
                                                                          2005)

Ellen Moynihan(k)                Assistant Treasurer  April 1997          Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(k)               Assistant Secretary  May 2005            Massachusetts Financial Services
(born 3/07/50)                   and Assistant Clerk                      Company, Senior Vice President and
                                                                          Associate General Counsel (since
                                                                          April 2005); John Hancock
                                                                          Advisers, LLC, Senior Vice
                                                                          President, Secretary and Chief
                                                                          Legal Officer (prior to April
                                                                          2005); John Hancock Group of
                                                                          Funds, Senior Vice President,
                                                                          Secretary and Chief Legal Officer
                                                                          (prior to April 2005)

Susan A. Pereira(k)              Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/05/70)                  and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since June 2004); Bingham
                                                                          McCutchen LLP (law firm),
                                                                          Associate (prior to June 2004)

Mark N. Polebaum(k)              Secretary and Clerk  January 2006        Massachusetts Financial Services
(born 5/01/52)                                                            Company, Executive Vice President,
                                                                          General Counsel and Secretary
                                                                          (since January 2006); Wilmer
                                                                          Cutler Pickering Hale and Dorr LLP
                                                                          (law firm), Partner (prior to
                                                                          January 2006)

Frank L. Tarantino               Independent Chief    June 2004           Tarantino LLC (provider of
(born 3/07/44)                   Compliance Officer                       compliance services), Principal
                                                                          (since June 2004); CRA Business
                                                                          Strategies Group (consulting
                                                                          services), Executive Vice
                                                                          President (April 2003 to June
                                                                          2004); David L. Babson & Co.
                                                                          (investment adviser), Managing
                                                                          Director, Chief Administrative
                                                                          Officer and Director (prior to
                                                                          March 2003)

James O. Yost(k)                 Assistant Treasurer  September 1990      Massachusetts Financial Services
(born 6/12/60)                                                            Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters.
    The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of
    $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                     CUSTODIANS
Massachusetts Financial Services Company               State Street Bank and Trust Company
500 Boylston Street, Boston, MA                        225 Franklin Street, Boston, MA 02110
02116-3741
                                                       Effective November 1, 2007, the
DISTRIBUTOR                                            custodian changed to:
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA                        JPMorgan Chase Bank
02116-3741                                             One Chase Manhattan Plaza
                                                       New York, NY 10081
PORTFOLIO MANAGERS
John Addeo                                             INDEPENDENT REGISTERED PUBLIC
James Calmas                                           ACCOUNTING FIRM
Robert Persons                                         Ernst & Young LLP
Matthew Ryan                                           200 Clarendon Street, Boston, MA 02116
Erik Weisman

BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund's Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund's substandard relative performance at the time of their contract review meetings in 2006, they had met at each of their regular meetings since then with MFS' senior investment management personnel to discuss the Fund's performance and MFS' efforts to improve the Fund's performance. The independent Trustees further noted that the Fund's relative performance for the three-year period ended December 31, 2006 had improved in comparison to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS observes an advisory fee reduction that will remain in effect for the Fund through February 28, 2009 as part of MFS' settlement with the New York Attorney General concerning market timing and related matters, and that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee reduction and expense limitation), the Fund's effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the advisory fee reduction and expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research and other similar services (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement is available by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2007 income tax forms in January 2008.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA 02205-5824
1-800-637-8255
24 hours a day                            OVERNIGHT MAIL
                                          MFS Service Center, Inc.
ACCOUNT SERVICE AND                       500 Boylston Street
LITERATURE                                Boston, MA 02116-3741

SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS(R) send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to MFS.COM, log in to your account via MFS(R) Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS(R) TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

Annual report

                                                      MFS(R) GLOBAL GROWTH FUND

LETTER FROM THE CEO                                        1
------------------------------------------------------------
PORTFOLIO COMPOSITION                                      2
------------------------------------------------------------
MANAGEMENT REVIEW                                          3
------------------------------------------------------------
PERFORMANCE SUMMARY                                        6
------------------------------------------------------------
EXPENSE TABLE                                              9
------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                  11
------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                       17
------------------------------------------------------------
STATEMENT OF OPERATIONS                                   20
------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                       22
------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                      23
------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                             30
------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM   41
------------------------------------------------------------
TRUSTEES AND OFFICERS                                     42
------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT             48
------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                     52
------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                            52
------------------------------------------------------------
FEDERAL TAX INFORMATION                                   52
------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                     53
------------------------------------------------------------
CONTACT INFORMATION                               BACK COVER
------------------------------------------------------------

SIPC CONTACT INFORMATION:
You may obtain information about the Securities Investor Protection Corporation ("SIPC"), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC's website address (www.sipc.org).

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

------------------------------------------------------------------------------
                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
------------------------------------------------------------------------------

                                                                        10/31/07
                                                                         WGF-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices have hit their highest levels yet, and gold has spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    December 14, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                                     100.2%
              Cash & Other Net Assets                            (0.2)%

              TOP TEN HOLDINGS

              BHP Billiton Ltd.                                  2.5%
              -------------------------------------------------------
              LVMH Moet Hennessy Louis Vuitton S.A.              2.0%
              -------------------------------------------------------
              Telefonica S.A.                                    1.9%
              -------------------------------------------------------
              Nestle S.A.                                        1.9%
              -------------------------------------------------------
              TOTAL S.A.                                         1.8%
              -------------------------------------------------------
              HSBC Holdings PLC                                  1.8%
              -------------------------------------------------------
              Intel Corp.                                        1.6%
              -------------------------------------------------------
              Roche Holding AG                                   1.4%
              -------------------------------------------------------
              Novartis AG                                        1.3%
              -------------------------------------------------------
              Companhia Vale do Rio Doce, ADR                    1.3%
              -------------------------------------------------------

              EQUITY SECTORS

              Financial Services                                17.2%
              -------------------------------------------------------
              Technology                                        15.6%
              -------------------------------------------------------
              Health Care                                       11.5%
              -------------------------------------------------------
              Basic Materials                                   10.8%
              -------------------------------------------------------
              Consumer Staples                                   8.5%
              -------------------------------------------------------
              Utilities & Communications                         7.5%
              -------------------------------------------------------
              Energy                                             7.0%
              -------------------------------------------------------
              Retailing                                          7.0%
              -------------------------------------------------------
              Special Products & Services                        4.4%
              -------------------------------------------------------
              Industrial Goods & Services                        3.9%
              -------------------------------------------------------
              Autos & Housing                                    3.3%
              -------------------------------------------------------
              Leisure                                            2.9%
              -------------------------------------------------------
              Transportation                                     0.6%
              -------------------------------------------------------

              COUNTRY WEIGHTINGS

              United States                                     31.0%
              -------------------------------------------------------
              Japan                                             10.3%
              -------------------------------------------------------
              United Kingdom                                     9.3%
              -------------------------------------------------------
              France                                             8.7%
              -------------------------------------------------------
              Switzerland                                        7.7%
              -------------------------------------------------------
              Germany                                            5.7%
              -------------------------------------------------------
              Australia                                          3.1%
              -------------------------------------------------------
              Brazil                                             2.6%
              -------------------------------------------------------
              Russia                                             2.2%
              -------------------------------------------------------
              Other Countries                                   19.4%
              -------------------------------------------------------

From time to time "Cash & Other Net Assets" may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 10/31/07.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended October 31, 2007, Class A shares of the MFS Global Growth Fund provided a total return of 23.24%, at net asset value. This compares with a return of 27.83% for the fund's benchmark, the MSCI All Country World Growth Index, and a return of 24.44% for the fund's other benchmark, the MSCI World Growth Index.

MARKET ENVIRONMENT

The U.S. economy continues to decouple from the rest of the world. Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remains muted relative to other major economies. Overall, global economies have seen moderate to strong growth over the last twelve months as domestic demand improves and world trade accelerates.

With the strong global growth, however, has come increased concern about rising global inflation, especially as capacity becomes more constrained, wages rise, and energy and food prices advance. During the reporting period, global central banks tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to seize up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remains significant. Increased market volatility has also been exacerbated by U.S. home foreclosures, falling housing prices, and a weakening trend in the labor market. Despite increased volatility across all asset classes and the widening in credit spreads, global equity markets remained elevated, generally having erased losses incurred earlier in the summer.

DETRACTORS FROM PERFORMANCE

For the MFS Global Growth Fund, stock selection in the financial services sector hurt performance relative to the MSCI All Country World Growth Index. Consumer finance firm Aeon Credit Service (Japan) and financial services firms UBS (Switzerland) and HSBC(aa) (U.K.) lagged the benchmark over the reporting period. Aeon Credit Services was hit by regulatory changes that limited the interest rate credit card companies could charge customers along with changes to reserve requirements. We continue to hold Aeon Credit Services given its attractive valuation, strong position in the Japanese market, and its exposure to faster emerging economies through its subsidiaries in Hong Kong, Thailand, Taiwan, and Malaysia.

Stock selection in the technology sector also held back relative returns. Holdings of electronic products maker Hirose Electric (Japan) was one of the portfolio's top detractors. Not owning computer and electronics company Apple detracted from relative performance. Additionally, not holding mobile phone manufacturer Nokia (Finland) for the greater part of the reporting period had a negative impact on results.

Although the combination of stock selection and an underweighted position in the industrial goods and services sector dampened relative returns, no individual securities within this sector were among the portfolio's top detractors.

Stock selection in the health care and special products and services sectors also hindered results. In the health care sector, holdings of medical devices maker Advanced Medical Optics(aa) and Swiss pharmaceutical and diagnostic company Roche hurt relative performance. No individual securities in the special products and services sector were among the top detractors.

Elsewhere in the portfolio, Japanese automobiles manufacturer Toyota Industries(aa) held back results as the company's performance trailed that of the MSCI All Country World Growth Index.

During the reporting period, currency exposure was a detractor from relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the retailing sector was the principal contributor to relative performance. Consumer products trading company Li & Fung (Hong Kong) was among the top performers. Not owning weak-performing discount retailer Wal-Mart also helped.

Stock selection in the energy sector produced strong relative returns. Oil and gas company Petroleo Brasileiro(aa) (Brazil) and energy equipment solutions company Dresser-Rand Group(aa)(g) were significant contributors in this sector.

The combination of stock selection and an overweighted position in the basic materials sector was another positive factor for relative results. Mining giant BHP Billiton (U.K.), chemical producer Wacker Chemie(aa) (Germany), and iron ore miner Companhia Vale do Rio Doce (Brazil) posted impressive returns. BHP Billiton reported strong quarterly results in the later part of the reporting period, citing robust demand from Asia and surging commodities prices as profit drivers.

Stocks in other sectors that contributed to relative performance included electric utility company CEZ (Czech Republic), automaker Astra International
(aa)(g) (Indonesia), and wealth management firm Julius Baer(aa) (Switzerland).

Respectfully,

Barry Dargan                                        Nicholas Smithie
Portfolio Manager                                   Portfolio Manager

(aa) Security is not a benchmark constituent.
 (g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/07

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                     MFS Global     MSCI All Country        MSCI
                     Growth Fund      World Growth      World Growth
                     -- Class A         Index              Index
        10/97        $ 9,425           $10,000           $10,000
        10/98          9,238            11,854            12,124
        10/99         12,760            15,364            15,612
        10/00         16,233            14,893            15,145
        10/01         11,216            10,111            10,250
        10/02          9,780             8,915             8,941
        10/03         12,215            10,824            10,774
        10/04         13,644            11,757            11,681
        10/05         15,441            13,459            13,246
        10/06         18,414            15,949            15,537
        10/07         22,695            20,388            19,333

TOTAL RETURNS THROUGH 10/31/07

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date          1-yr        5-yr        10-yr
-------------------------------------------------------------------------------
        A                11/18/93                23.24%      18.34%       9.19%
-------------------------------------------------------------------------------
        B                11/18/93                22.35%      17.46%       8.37%
-------------------------------------------------------------------------------
        C                 1/03/94                22.33%      17.46%       8.37%
-------------------------------------------------------------------------------
        I                 1/02/97                23.57%      18.64%       9.47%
-------------------------------------------------------------------------------
        R                12/31/02                22.94%      18.04%       9.05%
-------------------------------------------------------------------------------
       R1                 4/01/05                22.17%      17.38%       8.34%
-------------------------------------------------------------------------------
       R2                 4/01/05                22.62%      17.60%       8.44%
-------------------------------------------------------------------------------
       R3                10/31/03                22.73%      17.75%       8.51%
-------------------------------------------------------------------------------
       R4                 4/01/05                23.10%      18.25%       9.15%
-------------------------------------------------------------------------------
       R5                 4/01/05                23.47%      18.43%       9.23%
-------------------------------------------------------------------------------

AVERAGE ANNUAL
Comparative benchmarks
-------------------------------------------------------------------------------
       MSCI All Country World Growth Index (f)   27.83%      17.99%       7.38%
-------------------------------------------------------------------------------
       MSCI World Growth Index (f)               24.44%      16.68%       6.81%
-------------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE
   Share class
-------------------------------------------------------------------------------
        A                                        16.16%      16.94%       8.54%
With Initial Sales Charge (5.75%)
-------------------------------------------------------------------------------
        B                                        18.35%      17.25%       8.37%
With CDSC (Declining over six years from 4%
to 0%)(x)
-------------------------------------------------------------------------------
        C                                        21.33%      17.46%       8.37%
With CDSC (1% for 12 months) (x)
-------------------------------------------------------------------------------
Class I, R, R1, R2, R3, R4, and R5 shares do not have a sales charge.
CDSC - Contingent Deferred Sales Charge.

(f) Source: FactSet Research Systems Inc.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITIONS

Morgan Stanley Capital International (MSCI) World Growth Index - a market capitalization index that is designed to measure equity market performance for growth securities in the global developed markets.

Morgan Stanley Capital International (MSCI) All Country World Growth Index - a market capitalization index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Performance for Classes R, R4, and R5 shares includes the performance of the fund's Class A shares for periods prior to their offering. Performance for Classes R1, R2, and R3 shares includes the performance of the fund's Class B shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period,
May 1, 2007 through October 31, 2007

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 through October 31, 2007.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------
                                                                   Expenses
                                                                 Paid During
                       Annualized    Beginning       Ending       Period (p)
Share                   Expense    Account Value  Account Value   5/01/07-
Class                    Ratio        5/01/07       10/31/07      10/31/07
-----------------------------------------------------------------------------
      Actual             1.45%      $1,000.00       $1,108.75         $7.71
  A   -----------------------------------------------------------------------
      Hypothetical (h)   1.45%      $1,000.00       $1,017.90         $7.38
-----------------------------------------------------------------------------
      Actual             2.21%      $1,000.00       $1,104.31        $11.72
  B   -----------------------------------------------------------------------
      Hypothetical (h)   2.21%      $1,000.00       $1,014.06        $11.22
-----------------------------------------------------------------------------
      Actual             2.20%      $1,000.00       $1,104.11        $11.67
  C   -----------------------------------------------------------------------
      Hypothetical (h)   2.20%      $1,000.00       $1,014.12        $11.17
-----------------------------------------------------------------------------
      Actual             1.20%      $1,000.00       $1,110.00         $6.38
  I   -----------------------------------------------------------------------
      Hypothetical (h)   1.20%      $1,000.00       $1,019.16         $6.11
-----------------------------------------------------------------------------
      Actual             1.71%      $1,000.00       $1,106.99         $9.08
  R   -----------------------------------------------------------------------
      Hypothetical (h)   1.71%      $1,000.00       $1,016.59         $8.69
-----------------------------------------------------------------------------
      Actual             2.32%      $1,000.00       $1,103.50        $12.30
  R1  -----------------------------------------------------------------------
      Hypothetical (h)   2.32%      $1,000.00       $1,013.51        $11.77
-----------------------------------------------------------------------------
      Actual             1.93%      $1,000.00       $1,105.84        $10.24
  R2  -----------------------------------------------------------------------
      Hypothetical (h)   1.93%      $1,000.00       $1,015.48         $9.80
-----------------------------------------------------------------------------
      Actual             1.87%      $1,000.00       $1,106.11         $9.93
 R3   -----------------------------------------------------------------------
      Hypothetical (h)   1.87%      $1,000.00       $1,015.78         $9.50
-----------------------------------------------------------------------------
      Actual             1.59%      $1,000.00       $1,107.90         $8.45
  R4  -----------------------------------------------------------------------
      Hypothetical (h)   1.59%      $1,000.00       $1,017.19         $8.08
-----------------------------------------------------------------------------
      Actual             1.30%      $1,000.00       $1,109.70         $6.91
  R5  -----------------------------------------------------------------------
      Hypothetical (h)   1.30%      $1,000.00       $1,018.65         $6.61
-----------------------------------------------------------------------------
(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
10/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 100.2%
------------------------------------------------------------------------------------------------------------------
ISSUER                                                                              SHARES/PAR           VALUE ($)
------------------------------------------------------------------------------------------------------------------
Aerospace - 0.9%
------------------------------------------------------------------------------------------------------------------
United Technologies Corp.                                                               47,270     $     3,620,412
------------------------------------------------------------------------------------------------------------------
Alcoholic Beverages - 0.7%
------------------------------------------------------------------------------------------------------------------
Pernod Ricard S.A.                                                                      11,418     $     2,641,153
------------------------------------------------------------------------------------------------------------------
Apparel Manufacturers - 4.5%
------------------------------------------------------------------------------------------------------------------
Billabong International (l)                                                            164,353     $     2,326,334
Li & Fung Ltd.                                                                         966,200           4,574,697
LVMH Moet Hennessy Louis Vuitton S.A.                                                   61,520           7,929,818
NIKE, Inc., "B"                                                                         51,370           3,403,776
                                                                                                   ---------------
                                                                                                   $    18,234,625
------------------------------------------------------------------------------------------------------------------
Automotive - 3.3%
------------------------------------------------------------------------------------------------------------------
Continental AG                                                                          18,307     $     2,771,526
PT Astra International Tbk.                                                          1,744,500           4,954,113
Toyota Industries Corp.                                                                 80,000           3,418,834
Yamaha Motor Co. Ltd.                                                                   71,800           2,044,724
                                                                                                   ---------------
                                                                                                   $    13,189,197
------------------------------------------------------------------------------------------------------------------
Biotechnology - 1.4%
------------------------------------------------------------------------------------------------------------------
Genzyme Corp. (a)                                                                       48,460     $     3,681,506
Millipore Corp. (a)                                                                     23,080           1,792,162
                                                                                                   ---------------
                                                                                                   $     5,473,668
------------------------------------------------------------------------------------------------------------------
Broadcasting - 2.4%
------------------------------------------------------------------------------------------------------------------
Societe Television Francaise 1 (l)                                                      78,921     $     2,184,949
Walt Disney Co.                                                                         90,030           3,117,739
WPP Group PLC                                                                          334,590           4,572,188
                                                                                                   ---------------
                                                                                                   $     9,874,876
------------------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 4.8%
------------------------------------------------------------------------------------------------------------------
Daiwa Securities Group, Inc.                                                           405,000     $     3,902,836
Franklin Resources, Inc.                                                                24,050           3,118,804
Goldman Sachs Group, Inc.                                                               18,720           4,641,062
Julius Baer Holding Ltd.                                                                53,578           4,642,238
Morgan Stanley                                                                          43,410           2,919,757
                                                                                                   ---------------
                                                                                                   $    19,224,697
------------------------------------------------------------------------------------------------------------------
Business Services - 3.1%
------------------------------------------------------------------------------------------------------------------
Accenture Ltd., "A"                                                                     84,130     $     3,285,277
Amdocs Ltd. (a)                                                                         57,820           1,989,008
Capita Group PLC                                                                       114,601           1,786,679
Fidelity National Information Services, Inc.                                            62,500           2,882,500
Intertek Group PLC                                                                     121,770           2,608,147
                                                                                                   ---------------
                                                                                                   $    12,551,611
------------------------------------------------------------------------------------------------------------------
Chemicals - 2.1%
------------------------------------------------------------------------------------------------------------------
3M Co.                                                                                  35,800     $     3,091,688
Makhteshim-Agan Industries (a)                                                         291,500           2,807,264
Wacker Chemie AG                                                                         9,710           2,386,887
                                                                                                   ---------------
                                                                                                   $     8,285,839
------------------------------------------------------------------------------------------------------------------
Computer Software - 1.4%
------------------------------------------------------------------------------------------------------------------
Adobe Systems, Inc. (a)                                                                 52,250     $     2,502,775
SAP AG                                                                                  56,450           3,056,899
                                                                                                   ---------------
                                                                                                   $     5,559,674
------------------------------------------------------------------------------------------------------------------
Computer Software - Systems - 2.4%
------------------------------------------------------------------------------------------------------------------
Fujitsu Ltd.                                                                           421,000     $     3,320,529
HCL Technologies Ltd.                                                                  367,480           2,963,256
Network Appliance, Inc. (a)                                                            107,110           3,372,894
                                                                                                   ---------------
                                                                                                   $     9,656,679
------------------------------------------------------------------------------------------------------------------
Conglomerates - 1.3%
------------------------------------------------------------------------------------------------------------------
Siemens AG                                                                              22,730     $     3,089,403
Smiths Group PLC                                                                        90,051           2,114,336
                                                                                                   ---------------
                                                                                                   $     5,203,739
------------------------------------------------------------------------------------------------------------------
Consumer Goods & Services - 5.2%
------------------------------------------------------------------------------------------------------------------
Alberto-Culver Co.                                                                     106,040     $     2,755,980
Colgate-Palmolive Co.                                                                   38,180           2,911,989
Kao Corp.                                                                               96,000           2,754,995
L'Oreal S.A.                                                                            21,620           2,841,963
Procter & Gamble Co.                                                                    69,520           4,833,030
Reckitt Benckiser Group PLC                                                             85,740           4,977,467
                                                                                                   ---------------
                                                                                                   $    21,075,424
------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 2.3%
------------------------------------------------------------------------------------------------------------------
Keyence Corp.                                                                            9,800     $     2,257,800
OMRON Corp.                                                                            100,900           2,471,422
Schneider Electric S.A.                                                                 34,497           4,755,283
                                                                                                   ---------------
                                                                                                   $     9,484,505
------------------------------------------------------------------------------------------------------------------
Electronics - 7.8%
------------------------------------------------------------------------------------------------------------------
ARM Holdings PLC                                                                       721,830     $     2,231,196
Canon, Inc.                                                                             63,200           3,194,891
Hirose Electric Co. Ltd. (l)                                                            38,200           4,569,945
Intel Corp.                                                                            234,270           6,301,863
Marvell Technology Group Ltd. (a)                                                      131,140           2,364,454
National Semiconductor Corp.                                                           107,760           2,709,086
Nippon Electric Glass Co. Ltd.                                                         111,000           1,876,151
Royal Philips Electronics N.V.                                                         115,150           4,767,744
Sumco Corp.                                                                             95,000           3,457,895
                                                                                                   ---------------
                                                                                                   $    31,473,225
------------------------------------------------------------------------------------------------------------------
Energy - Independent - 1.0%
------------------------------------------------------------------------------------------------------------------
INPEX Holdings, Inc.                                                                       369     $     3,999,660
------------------------------------------------------------------------------------------------------------------
Energy - Integrated - 4.1%
------------------------------------------------------------------------------------------------------------------
OAO Gazprom, ADR                                                                        85,390     $     4,252,422
Petroleo Brasileiro S.A., ADR                                                           52,900           5,058,827
TOTAL S.A.                                                                              91,460           7,381,408
                                                                                                   ---------------
                                                                                                   $    16,692,657
------------------------------------------------------------------------------------------------------------------
Food & Beverages - 2.6%
------------------------------------------------------------------------------------------------------------------
Nestle S.A.                                                                             16,305     $     7,536,013
PepsiCo, Inc.                                                                           38,700           2,852,964
                                                                                                   ---------------
                                                                                                   $    10,388,977
------------------------------------------------------------------------------------------------------------------
Food & Drug Stores - 0.9%
------------------------------------------------------------------------------------------------------------------
Tesco PLC                                                                              365,229     $     3,709,894
------------------------------------------------------------------------------------------------------------------
Gaming & Lodging - 0.5%
------------------------------------------------------------------------------------------------------------------
International Game Technology                                                           43,850     $     1,912,299
------------------------------------------------------------------------------------------------------------------
Insurance - 0.3%
------------------------------------------------------------------------------------------------------------------
Genworth Financial, Inc., "A"                                                           46,000     $     1,255,800
------------------------------------------------------------------------------------------------------------------
Internet - 0.9%
------------------------------------------------------------------------------------------------------------------
Google, Inc., "A" (a)                                                                    4,930     $     3,485,510
------------------------------------------------------------------------------------------------------------------
Machinery & Tools - 0.7%
------------------------------------------------------------------------------------------------------------------
Bucyrus International, Inc.                                                             35,800     $     2,953,500
------------------------------------------------------------------------------------------------------------------
Major Banks - 5.4%
------------------------------------------------------------------------------------------------------------------
Bank of New York Mellon Corp.                                                           72,480     $     3,540,648
Erste Bank der oesterreichischen Sparkassen AG (l)                                      58,650           4,763,201
Societe Generale (l)                                                                    21,430           3,600,796
Standard Chartered PLC                                                                 102,610           3,985,453
State Street Corp.                                                                      31,520           2,514,350
UniCredito Italiano S.p.A.                                                             381,780           3,266,691
                                                                                                   ---------------
                                                                                                   $    21,671,139
------------------------------------------------------------------------------------------------------------------
Medical Equipment - 3.4%
------------------------------------------------------------------------------------------------------------------
Advanced Medical Optics, Inc. (a)                                                       50,140     $     1,376,343
Boston Scientific Corp. (a)                                                            137,260           1,903,796
Medtronic, Inc.                                                                         72,880           3,457,427
ResMed, Inc. (a)                                                                        61,580           2,551,259
Synthes, Inc.                                                                           17,630           2,204,417
Zimmer Holdings, Inc. (a)                                                               29,300           2,036,057
                                                                                                   ---------------
                                                                                                   $    13,529,299
------------------------------------------------------------------------------------------------------------------
Metals & Mining - 4.9%
------------------------------------------------------------------------------------------------------------------
Anglo American PLC                                                                      63,680     $     4,392,704
BHP Billiton Ltd.                                                                      229,840          10,029,356
Companhia Vale do Rio Doce, ADR                                                        143,280           5,398,790
                                                                                                   ---------------
                                                                                                   $    19,820,850
------------------------------------------------------------------------------------------------------------------
Network & Telecom - 3.1%
------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc. (a)                                                                118,970     $     3,933,148
NICE Systems Ltd., ADR (a)                                                              48,100           1,896,583
Nokia Corp.                                                                            101,200           4,014,031
Research In Motion Ltd. (a)                                                             20,600           2,564,906
                                                                                                   ---------------
                                                                                                   $    12,408,668
------------------------------------------------------------------------------------------------------------------
Oil Services - 1.9%
------------------------------------------------------------------------------------------------------------------
Halliburton Co.                                                                         96,710     $     3,812,308
Tenaris S.A., ADR                                                                       72,300           3,889,740
                                                                                                   ---------------
                                                                                                   $     7,702,048
------------------------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 6.7%
------------------------------------------------------------------------------------------------------------------
ABSA Group Ltd.                                                                        156,120     $     3,123,121
Aeon Credit Service Co. Ltd.                                                           170,700           2,625,357
American Express Co.                                                                    79,170           4,825,412
Bank of Cyprus Public Co. Ltd.                                                         121,550           2,362,124
Chiba Bank Ltd.                                                                        215,000           1,722,100
HSBC Holdings PLC                                                                      363,151           7,188,598
UBS AG                                                                                  99,306           5,319,734
                                                                                                   ---------------
                                                                                                   $    27,166,446
------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 6.7%
------------------------------------------------------------------------------------------------------------------
Bayer AG (l)                                                                            46,170     $     3,852,766
Merck & Co., Inc.                                                                       69,160           4,029,262
Novartis AG                                                                            101,440           5,403,350
Novo Nordisk A/S, "B"                                                                   33,940           4,213,360
Roche Holding AG                                                                        34,050           5,818,047
Teva Pharmaceutical Industries Ltd., ADR                                                84,290           3,709,603
                                                                                                   ---------------
                                                                                                   $    27,026,388
------------------------------------------------------------------------------------------------------------------
Specialty Chemicals - 3.8%
------------------------------------------------------------------------------------------------------------------
L'Air Liquide S.A.                                                                      25,470     $     3,508,728
Linde AG (l)                                                                            29,020           3,675,813
Praxair, Inc.                                                                           47,520           4,062,010
Symrise AG (a)                                                                         133,568           3,984,553
                                                                                                   ---------------
                                                                                                   $    15,231,104
------------------------------------------------------------------------------------------------------------------
Specialty Stores - 1.6%
------------------------------------------------------------------------------------------------------------------
Lowe's Cos., Inc.                                                                       79,740     $     2,144,209
PetSmart, Inc.                                                                          76,910           2,303,455
Staples, Inc.                                                                           85,270           1,990,202
                                                                                                   ---------------
                                                                                                   $     6,437,866
------------------------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.9%
------------------------------------------------------------------------------------------------------------------
America Movil S.A.B. de C.V., "L", ADR                                                  58,450     $     3,822,046
Orascom Telecom Holding (S.A.E.)                                                       257,808           3,675,429
                                                                                                   ---------------
                                                                                                   $     7,497,475
------------------------------------------------------------------------------------------------------------------
Telephone Services - 4.5%
------------------------------------------------------------------------------------------------------------------
Sistema JSFC, GDR                                                                      119,260     $     4,758,474
Telefonica S.A. (l)                                                                    232,350           7,679,446
Telenor A.S.A.                                                                         159,310           3,742,600
TELUS Corp.                                                                             29,890           1,815,201
                                                                                                   ---------------
                                                                                                   $    17,995,721
------------------------------------------------------------------------------------------------------------------
Trucking - 0.6%
------------------------------------------------------------------------------------------------------------------
FedEx Corp.                                                                             23,760     $     2,455,358
------------------------------------------------------------------------------------------------------------------
Utilities - Electric Power - 1.1%
------------------------------------------------------------------------------------------------------------------
CEZ AS                                                                                  63,960     $     4,625,841
------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $328,867,698)                                                $   403,515,824
------------------------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 4.4%
------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc. Repurchase Agreement, 5.29%,
dated 10/31/07, due 11/01/07, total to be received $17,699,396
(secured by U.S. Treasury and Federal Agency obligations and
Mortgage Backed securities in an individually traded account),
at Cost and Net Asset Value                                                         17,696,831     $    17,696,831
------------------------------------------------------------------------------------------------------------------
Money Market Funds (v) - 1.3%
------------------------------------------------------------------------------------------------------------------
MFS Institutional Money Market Portfolio, 5.30%,
at Cost and Net Asset Value                                                          5,217,288     $     5,217,288
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $351,781,817)                                                  $   426,429,943
------------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (5.9)%                                                                (23,756,736)
------------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                                $   402,673,207
------------------------------------------------------------------------------------------------------------------
(a) Non-income producing security.
(l) All or a portion of this security is on loan.
(v) Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR  American Depository Receipt
GDR  Global Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 10/31/07

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
-------------------------------------------------------------------------------------------------------
Investments in non-affiliated issuers, at value including
$16,907,874 of securities on loan (identified cost,
$346,564,529)                                                      $421,212,655
Investments in underlying funds, at cost and value                    5,217,288
-------------------------------------------------------------------------------------------------------
Total investments, at value, including $16,907,874 of
securities on loan (identified cost, $351,781,817)                                         $426,429,943
-------------------------------------------------------------------------------------------------------
Cash                                                                         30
Foreign currency, at value (identified cost, $1,289,013)              1,289,017
Receivable for investments sold                                       4,411,009
Receivable for fund shares sold                                         498,913
Interest and dividends receivable                                       503,277
-------------------------------------------------------------------------------------------------------
Total assets                                                                               $433,132,189
-------------------------------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------------------------------
Payable for investments purchased                                    $7,056,850
Payable for fund shares reacquired                                    5,109,484
Collateral for securities loaned, at value                           17,696,831
Payable to affiliates
  Management fee                                                         19,773
  Shareholder servicing costs                                           178,990
  Distribution and service fees                                           8,968
  Administrative services fee                                               394
  Retirement plan administration and services fees                           92
Payable for independent trustees' compensation                           51,904
Accrued expenses and other liabilities                                  335,696
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                           $30,458,982
-------------------------------------------------------------------------------------------------------
Net assets                                                                                 $402,673,207
-------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                    $336,378,661
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies
(net of $81,167 deferred country tax)                                74,584,329
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                       (10,068,062)
Undistributed net investment income                                   1,778,279
-------------------------------------------------------------------------------------------------------
Net assets                                                                                 $402,673,207
-------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                    13,966,952
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $297,955,976
  Shares outstanding                                                 10,184,389
-------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                      $29.26
-------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per share)                                 $31.05
-------------------------------------------------------------------------------------------------------

Class B shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $64,415,863
  Shares outstanding                                                  2,349,040
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $27.42
-------------------------------------------------------------------------------------------------------

Class C shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $20,249,477
  Shares outstanding                                                    745,809
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $27.15
-------------------------------------------------------------------------------------------------------

Class I shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $7,739,043
  Shares outstanding                                                    259,056
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $29.87
-------------------------------------------------------------------------------------------------------

Class R shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $2,766,924
  Shares outstanding                                                     95,494
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $28.97
-------------------------------------------------------------------------------------------------------

Class R1 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $1,009,055
  Shares outstanding                                                     36,970
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $27.29
-------------------------------------------------------------------------------------------------------

Class R2 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                           $727,967
  Shares outstanding                                                     26,488
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $27.48
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class R3 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $4,167,809
  Shares outstanding                                                    144,852
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $28.77
-------------------------------------------------------------------------------------------------------

Class R4 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $3,563,462
  Shares outstanding                                                    122,207
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $29.16
-------------------------------------------------------------------------------------------------------

Class R5 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                            $77,631
  Shares outstanding                                                      2,647
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $29.33
-------------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 10/31/07

This statement describes how much your fund earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
Income
  Dividends                                                          $9,826,487
  Dividends from underlying funds                                        50,778
  Interest                                                              262,336
  Other                                                                  43,259
  Foreign taxes withheld                                               (454,586)
-------------------------------------------------------------------------------------------------------
Total investment income                                                                      $9,728,274
-------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                     $3,572,104
  Distribution and service fees                                       1,955,327
  Shareholder servicing costs                                           700,615
  Administrative services fee                                            76,523
  Retirement plan administration and services fees                        8,207
  Independent trustees' compensation                                     19,609
  Custodian fee                                                         264,950
  Shareholder communications                                             41,534
  Auditing fees                                                          58,031
  Legal fees                                                              5,750
  Miscellaneous                                                         157,304
-------------------------------------------------------------------------------------------------------
Total expenses                                                                               $6,859,954
-------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                   (5,127)
  Reduction of expenses by investment adviser and distributor          (293,701)
-------------------------------------------------------------------------------------------------------
Net expenses                                                                                 $6,561,126
-------------------------------------------------------------------------------------------------------
Net investment income                                                                        $3,167,148
-------------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions
    Non-affiliated issuers                                          $61,965,517
  Foreign currency transactions                                         (62,056)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                       $61,903,461
-------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments (net of $81,167 deferred country tax)                 $17,269,492
  Translation of assets and liabilities in foreign currencies            13,496
-------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                        $17,282,988
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                            $79,186,449
-------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                        $82,353,597
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                          YEARS ENDED 10/31
                                                               ----------------------------------------
                                                                        2007                       2006
CHANGE IN NET ASSETS

FROM OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income                                             $3,167,148                 $1,257,590
Net realized gain (loss) on investments and foreign
currency transactions                                             61,903,461                 64,559,569
Net unrealized gain (loss) on investments and foreign
currency translation                                              17,282,988                  6,077,759
-------------------------------------------------------------------------------------------------------
Change in net assets from operations                             $82,353,597                $71,894,918
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
From net investment income
  Class A                                                        $(2,861,070)                       $--
  Class B                                                           (164,047)                        --
  Class C                                                            (60,897)                        --
  Class I                                                            (88,085)                        --
  Class R                                                            (27,079)                        --
  Class R1                                                              (526)                        --
  Class R2                                                            (1,478)                        --
  Class R3                                                            (3,363)                        --
  Class R4                                                           (17,370)                        --
  Class R5                                                              (727)                        --
-------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                     $(3,224,642)                       $--
-------------------------------------------------------------------------------------------------------
Change in net assets from fund share transactions               $(77,431,825)              $(81,629,537)
-------------------------------------------------------------------------------------------------------
Total change in net assets                                        $1,697,130                $(9,734,619)
-------------------------------------------------------------------------------------------------------

NET ASSETS
-------------------------------------------------------------------------------------------------------
At beginning of period                                           400,976,077                410,710,696
At end of period (including undistributed net investment
income of $1,778,279 and $1,998,518, respectively)              $402,673,207               $400,976,077
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

CLASS A                                                                 YEARS ENDED 10/31
                                      -------------------------------------------------------------------------------------
                                              2007              2006              2005              2004               2003
Net asset value, beginning of period        $23.97            $20.10            $17.76            $15.91             $12.73
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)           $0.25             $0.11             $0.01            $(0.01)             $0.04
  Net realized and unrealized
  gain (loss) on investments and
  foreign currency                            5.28              3.76              2.33              1.86               3.14
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations             $5.53             $3.87             $2.34             $1.85              $3.18
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------
  From net investment income                $(0.24)              $--               $--               $--                $--
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $29.26            $23.97            $20.10            $17.76             $15.91
---------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                   23.24             19.25             13.18             11.70(b)(q)        24.90(j)
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)        1.58              1.61              1.69              1.70               1.69
Expenses after expense reductions (f)         1.48              1.51              1.59              1.60               1.59
Net investment income (loss)                  0.97              0.49              0.07             (0.04)              0.30
Portfolio turnover                              68                96                92               163                 93
Net assets at end of period
(000 Omitted)                             $297,956          $290,952          $290,256          $304,348           $306,333
---------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                      YEARS ENDED 10/31
                                             ---------------------------------------------------------------------------------
                                                    2007             2006             2005             2004               2003

Net asset value, beginning of period              $22.46           $18.98           $16.90           $15.25             $12.29
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                 $0.06           $(0.05)          $(0.13)          $(0.13)            $(0.06)
  Net realized and unrealized gain (loss)
  on investments and foreign currency               4.95             3.53             2.21             1.78               3.02
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $5.01            $3.48            $2.08            $1.65              $2.96
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                      $(0.05)             $--              $--              $--                $--
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $27.42           $22.46           $18.98           $16.90             $15.25
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                         22.35            18.34            12.31            10.82(b)(q)        24.08(j)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)              2.23             2.26             2.34             2.35               2.34
Expenses after expense reductions (f)               2.23             2.26             2.34             2.35                N/A
Net investment income (loss)                        0.25            (0.26)           (0.70)           (0.81)             (0.47)
Portfolio turnover                                    68               96               92              163                 93
Net assets at end of period
(000 Omitted)                                    $64,416          $75,573          $87,769         $108,750           $129,229
------------------------------------------------------------------------------------------------------------------------------

CLASS C                                                                      YEARS ENDED 10/31
                                             ---------------------------------------------------------------------------------
                                                    2007             2006             2005             2004               2003

Net asset value, beginning of period              $22.26           $18.80           $16.74           $15.11             $12.18
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                 $0.05           $(0.06)          $(0.13)          $(0.13)            $(0.06)
  Net realized and unrealized gain (loss)
  on investments and foreign currency               4.91             3.52             2.19             1.76               2.99
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $4.96            $3.46            $2.06            $1.63              $2.93
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                      $(0.07)             $--              $--              $--                $--
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $27.15           $22.26           $18.80           $16.74             $15.11
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                         22.33            18.40            12.31            10.79(b)(q)        24.06(j)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)              2.23             2.26             2.34             2.35               2.34
Expenses after expense reductions (f)               2.23             2.26             2.34             2.35                N/A
Net investment income (loss)                        0.21            (0.27)           (0.69)           (0.81)             (0.47)
Portfolio turnover                                    68               96               92              163                 93
Net assets at end of period
(000 Omitted)                                    $20,249          $20,450          $20,924          $21,945            $24,777
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                      YEARS ENDED 10/31
                                             ---------------------------------------------------------------------------------
                                                    2007             2006             2005             2004               2003

Net asset value, beginning of period              $24.46           $20.46           $18.04           $16.11             $12.86
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                        $0.32            $0.17            $0.06            $0.04              $0.07
  Net realized and unrealized gain (loss)
  on investments and foreign currency               5.39             3.83             2.36             1.89               3.18
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $5.71            $4.00            $2.42            $1.93              $3.25
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                      $(0.30)             $--              $--              $--                $--
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $29.87           $24.46           $20.46           $18.04             $16.11
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                            23.57            19.55            13.41            11.98(b)(q)        25.27(j)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)              1.23             1.26             1.34             1.34               1.33
Expenses after expense reductions (f)               1.23             1.26             1.34             1.34                N/A
Net investment income                               1.22             0.74             0.31             0.21               0.53
Portfolio turnover                                    68               96               92              163                 93
Net assets at end of period (000 Omitted)         $7,739           $7,368           $7,233           $7,011             $6,249
------------------------------------------------------------------------------------------------------------------------------

CLASS R                                                                    YEARS ENDED 10/31
                                           ---------------------------------------------------------------------------------
                                                  2007             2006             2005             2004            2003(i)

Net asset value, beginning of period            $23.73           $19.95           $17.68           $15.87             $12.63
----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)               $0.20            $0.06           $(0.03)          $(0.02)             $0.03
  Net realized and unrealized gain (loss)
  on investments and foreign currency             5.21             3.72             2.30             1.83               3.21
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 $5.41            $3.78            $2.27            $1.81              $3.24
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------
  From net investment income                    $(0.17)             $--              $--              $--                $--
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $28.97           $23.73           $19.95           $17.68             $15.87
----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                          22.94            18.95            12.84            11.41(b)(q)        25.65(j)(n)
----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)            1.74             1.76             1.85             1.83               1.78(a)
Expenses after expense reductions (f)             1.74             1.76             1.85             1.83               1.78(a)
Net investment income (loss)                      0.75             0.28            (0.16)           (0.10)              0.21(a)
Portfolio turnover                                  68               96               92              163                 93
Net assets at end of period (000 Omitted)       $2,767           $3,721           $3,641           $1,194               $385
----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R1                                                                             YEARS ENDED 10/31
                                                                 ---------------------------------------------------
                                                                        2007                2006             2005(i)

Net asset value, beginning of period                                  $22.42              $18.96              $18.12
--------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                             $(0.10)             $(0.07)             $(0.08)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                  5.06                3.53                0.92(g)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       $4.96               $3.46               $0.84
--------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------
  From net investment income                                          $(0.09)                $--                 $--
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $27.29              $22.42              $18.96
--------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                22.17               18.25                4.64(n)
--------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                  2.35                2.45                2.54(a)
Expenses after expense reductions (f)                                   2.33                2.35                2.52(a)
Net investment loss                                                    (0.43)              (0.35)              (0.77)(a)
Portfolio turnover                                                        68                  96                  92
Net assets at end of period (000 Omitted)                             $1,009                $127                $104
--------------------------------------------------------------------------------------------------------------------

CLASS R2                                                                             YEARS ENDED 10/31
                                                                 --------------------------------------------------
                                                                        2007                2006             2005(i)

Net asset value, beginning of period                                  $22.54              $18.99              $18.12
--------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                                     $0.06              $(0.00)(w)          $(0.08)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                  5.01                3.55                0.95(g)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       $5.07               $3.55               $0.87
--------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------
  From net investment income                                          $(0.13)                $--                 $--
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $27.48              $22.54              $18.99
--------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                22.62               18.69                4.80(n)
--------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                  2.00                2.16                2.24(a)
Expenses after expense reductions (f)                                   1.96                2.00                2.20(a)
Net investment income (loss)                                            0.26               (0.02)              (0.71)(a)
Portfolio turnover                                                        68                  96                  92
Net assets at end of period (000 Omitted)                               $728                $246                $213
--------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R3                                                                            YEARS ENDED 10/31
                                                      ---------------------------------------------------------------------
                                                             2007               2006               2005               2004

Net asset value, beginning of period                       $23.58             $19.85             $17.63             $15.87
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                          $0.04              $0.03             $(0.06)            $(0.07)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                        5.29               3.70               2.28               1.83
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            $5.33              $3.73              $2.22              $1.76
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net investment income                               $(0.14)               $--                $--                $--
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $28.77             $23.58             $19.85             $17.63
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                     22.73              18.79              12.59              11.09(b)(q)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                       1.90               2.00               2.10               2.08
Expenses after expense reductions (f)                        1.88               1.90               2.09               2.08
Net investment income (loss)                                 0.16               0.15              (0.29)             (0.45)
Portfolio turnover                                             68                 96                 92                163
Net assets at end of period (000 Omitted)                  $4,168               $619               $466               $239
--------------------------------------------------------------------------------------------------------------------------

CLASS R4                                                                             YEARS ENDED 10/31
                                                                 ----------------------------------------------------------
                                                                        2007                2006             2005(i)

Net asset value, beginning of period                                  $23.91              $20.08              $19.10
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                            $0.15               $0.11               $0.02
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                  5.33                3.72                0.96(g)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       $5.48               $3.83               $0.98
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net investment income                                          $(0.23)                $--                 $--
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $29.16              $23.91              $20.08
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                23.10               19.07                5.13(n)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                  1.62                1.64                1.75(a)
Expenses after expense reductions (f)                                   1.62                1.64                1.75(a)
Net investment income                                                   0.58                0.48                0.20(a)
Portfolio turnover                                                        68                  96                  92
Net assets at end of period (000 Omitted)                             $3,563              $1,857                 $53
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R5                                                                             YEARS ENDED 10/31
                                                                 ---------------------------------------------------
                                                                        2007                2006             2005(i)

Net asset value, beginning of period                                  $24.02              $20.11              $19.10
--------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                            $0.28               $0.14               $0.06
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                  5.31                3.77                0.95(g)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       $5.59               $3.91               $1.01
--------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------
  From net investment income                                          $(0.28)                $--                 $--
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $29.33              $24.02              $20.11
--------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                23.47               19.44                5.29(n)
--------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                  1.33                1.35                1.45(a)
Expenses after expense reductions (f)                                   1.33                1.35                1.45(a)
Net investment income                                                   1.07                0.65                0.50(a)
Portfolio turnover                                                        68                  96                  92
Net assets at end of period (000 Omitted)                                $78                 $63                 $53
--------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a) Annualized.
(b) The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i) For the period from the class' inception, December 31, 2002 (Class R) and April 1, 2005 (Classes R1, R2, R4, and R5)
    through the stated period end.
(j) The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions.
    The proceeds resulted in an increase in the net asset value of $0.07 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended October 31, 2003 for Class A, Class B, Class C, Class I and Class R would have been 0.47%, 0.56%, 0.58%,
    0.54%, and 0.55% lower, respectively.
(n) Not annualized.
(q) The fund's net asset value and total return calculation include proceeds received on March 19, 2004 for the remaining payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended October 31, 2004 for Class A, Class B, Class C, Class I, Class R and Class R3 would have been
    0.05%, 0.05%, 0.06%, 0.05%, 0.06%, and 0.05% lower, respectively.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Global Growth Fund (the fund) is a series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund's financial statements.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - JPMorgan Chase and Co. ("Chase"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INDEMNIFICATIONS - Under the fund's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders is as follows:

                                                            10/31/07

          Ordinary income (including any
          short-term capital gains)                       $3,224,642

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 10/31/07

          Cost of investments                           $352,174,820
          ----------------------------------------------------------
          Gross appreciation                             $82,563,897
          Gross depreciation                              (8,308,774)
          ----------------------------------------------------------
          Net unrealized appreciation (depreciation)     $74,255,123

          Undistributed ordinary income                    1,845,962
          Capital loss carryforwards                      (9,675,059)
          Other temporary differences                       (131,480)

As of October 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

              10/31/11                                   $(9,675,059)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

          First $1 billion of average daily net assets          0.90%
          Next $1 billion of average daily net assets           0.75%
          Average daily net assets in excess of $2 billion      0.65%

The management fee incurred for the year ended October 31, 2007 was equivalent to an annual effective rate of 0.90% of the fund's average daily net assets.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $17,938 for the year ended October 31, 2007, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

                                                                          TOTAL            ANNUAL        DISTRIBUTION
                             DISTRIBUTION            SERVICE       DISTRIBUTION         EFFECTIVE         AND SERVICE
                                 FEE RATE           FEE RATE           PLAN (d)          RATE (e)                 FEE

Class A                             0.10%              0.25%              0.35%             0.25%          $1,019,249
Class B                             0.75%              0.25%              1.00%             1.00%             699,951
Class C                             0.75%              0.25%              1.00%             1.00%             201,575
Class R                             0.25%              0.25%              0.50%             0.50%              17,626
Class R1                            0.50%              0.25%              0.75%             0.75%               1,905
Class R2                            0.25%              0.25%              0.50%             0.50%               1,744
Class R3                            0.25%              0.25%              0.50%             0.50%               7,080
Class R4                               --              0.25%              0.25%             0.25%               6,197
---------------------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                                        $1,955,327

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2007 based on each class' average daily net assets. 0.10% of the Class A distribution fee is currently being waived under a written waiver arrangement through February 29, 2008. For the year ended October 31, 2007, this waiver amounted to $291,214 and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2007, were as follows:

                                                          AMOUNT

              Class A                                    $8,892
              Class B                                    47,902
              Class C                                     1,230

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2007, the fee was $211,836, which equated to 0.0533% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2007, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $454,924. The fund may also pay shareholder servicing related costs directly to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund's annual fixed amount is $17,500.

The administrative services fee incurred for the year ended October 31, 2007 was equivalent to an annual effective rate of 0.0193% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended October 31, 2007, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                                            BEGINNING                                  ANNUAL
                                       PERIOD THROUGH           EFFECTIVE           EFFECTIVE               TOTAL
                                              3/31/07             4/01/07            RATE (g)              AMOUNT

Class R1                                        0.45%               0.35%               0.35%                $948
Class R2                                        0.40%               0.25%               0.25%               1,035
Class R3                                        0.25%               0.15%               0.15%               2,437
Class R4                                        0.15%               0.15%               0.15%               3,718
Class R5                                        0.10%               0.10%               0.10%                  69
-----------------------------------------------------------------------------------------------------------------
Total Retirement Plan Administration and Services Fees                                                     $8,207

(g) Prior to April 1, 2007, MFS had agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1, 0.15% for Class R2, and 0.10% for Class R3 shares. This agreement was discontinued on March 31, 2007. On April 1, 2007, the annual retirement plan administration and services fee for Class R1, Class R2, and Class R3 shares was lowered to 0.35%, 0.25%, and 0.15%, respectively. For the year ended October 31, 2007, the waiver amounted to $535 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $1,668. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in an expense of $5,891. Both amounts are included in independent trustees' compensation for the year ended October 31, 2007. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $50,415 at October 31, 2007, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended October 31, 2007, the fee paid to Tarantino LLC was $2,521. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $1,952, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

The fund may invest in a money market fund managed by MFS which seeks preservation of capital and current income. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $268,627,231 and $343,634,704, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                     YEAR ENDED                       YEAR ENDED
                                                      10/31/07                         10/31/06
                                              SHARES           AMOUNT          SHARES           AMOUNT
Shares sold
  Class A                                     2,196,393       $58,788,397      1,766,316       $39,375,857
  Class B                                       249,794         6,158,115        442,728         9,297,151
  Class C                                        88,316         2,139,680         89,968         1,882,302
  Class I                                       282,888         8,110,897         44,205         1,015,969
  Class R                                        31,447           816,660         43,856           970,152
  Class R1                                       36,580           922,708            601            12,629
  Class R2                                       25,258           629,611          2,286            47,881
  Class R3                                      168,169         4,449,783         14,779           323,456
  Class R4                                      196,281         5,104,113         86,591         1,930,001
  Class R5                                           --                --              4                75
----------------------------------------------------------------------------------------------------------
                                              3,275,126       $87,119,964      2,491,334       $54,855,473

Shares issued to shareholders in
reinvestment of distributions
  Class A                                       104,834        $2,600,943             --               $--
  Class B                                         6,688           156,489             --                --
  Class C                                         2,211            51,239             --                --
  Class I                                         3,486            88,085             --                --
  Class R                                         1,100            27,079             --                --
  Class R1                                           23               526             --                --
  Class R2                                           63             1,478             --                --
  Class R3                                          137             3,363             --                --
  Class R4                                          702            17,370             --                --
  Class R5                                           29               727             --                --
----------------------------------------------------------------------------------------------------------
                                                119,273        $2,947,299             --               $--

Shares reacquired
  Class A                                    (4,256,084)    $(112,509,795)    (4,070,717)     $(90,508,663)
  Class B                                    (1,271,659)      (31,239,465)    (1,703,399)      (35,750,510)
  Class C                                      (263,416)       (6,379,886)      (283,968)       (5,884,539)
  Class I                                      (328,544)       (9,315,129)       (96,540)       (2,227,850)
  Class R                                       (93,866)       (2,453,051)       (69,569)       (1,528,088)
  Class R1                                       (5,298)         (130,365)          (397)           (8,270)
  Class R2                                       (9,761)         (238,174)        (2,591)          (56,583)
  Class R3                                      (49,716)       (1,280,345)       (11,978)         (261,148)
  Class R4                                     (152,454)       (3,952,878)       (11,530)         (259,282)
  Class R5                                           --                --             (4)              (77)
-----------------------------------------------------------------------------------------------------------
                                             (6,430,798)    $(167,499,088)    (6,250,693)    $(136,485,010)

Net change
  Class A                                    (1,954,857)     $(51,120,455)    (2,304,401)     $(51,132,806)
  Class B                                    (1,015,177)      (24,924,861)    (1,260,671)      (26,453,359)
  Class C                                      (172,889)       (4,188,967)      (194,000)       (4,002,237)
  Class I                                       (42,170)       (1,116,147)       (52,335)       (1,211,881)
  Class R                                       (61,319)       (1,609,312)       (25,713)         (557,936)
  Class R1                                       31,305           792,869            204             4,359
  Class R2                                       15,560           392,915           (305)           (8,702)
  Class R3                                      118,590         3,172,801          2,801            62,308
  Class R4                                       44,529         1,168,605         75,061         1,670,719
  Class R5                                           29               727             --                (2)
----------------------------------------------------------------------------------------------------------
                                             (3,036,399)     $(77,431,825)    (3,759,359)     $(81,629,537)

(6) LINE OF CREDIT

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended October 31, 2007, the fund's commitment fee and interest expense were $2,023 and $8,198, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7) TRANSACTIONS IN UNDERLYING FUNDS - AFFILIATED ISSUERS

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

                                                 BEGINNING     ACQUISITIONS     DISPOSITIONS      ENDING
                                                SHARES/PAR      SHARES/PAR       SHARES/PAR     SHARES/PAR
UNDERLYING FUNDS                                  AMOUNT          AMOUNT           AMOUNT         AMOUNT

MFS Institutional Money Market Portfolio            --          41,208,835      (35,991,547)     5,217,288

                                                               CAPITAL GAIN
                                                               DISTRIBUTIONS
                                                                   FROM
                                                 REALIZED       UNDERLYING        DIVIDEND        ENDING
UNDERLYING FUNDS                                GAIN (LOSS)        FUNDS           INCOME          VALUE

MFS Institutional Money Market Portfolio            $--             $--           $50,778       $5,217,288

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust VIII and the Shareholders of
MFS Global Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Fund (one of the portfolios comprising MFS Series Trust VIII) (the "Trust") as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Global Growth Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 14, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                             PRINCIPAL OCCUPATIONS DURING
                                  POSITION(S) HELD     TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                   WITH FUND            SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------               ----------------     ---------------       ---------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)             Trustee              February 2004       Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President, Chief Investment
                                                                          Officer and Director

Robert C. Pozen(k)               Trustee              February 2004       Massachusetts Financial Services
(born 8/08/46)                                                            Company, Chairman (since February
                                                                          2004); MIT Sloan School
                                                                          (education), Senior Lecturer
                                                                          (since 2006); Secretary of
                                                                          Economic Affairs, The Commonwealth
                                                                          of Massachusetts (January 2002 to
                                                                          December 2002); Fidelity
                                                                          Investments, Vice Chairman (June
                                                                          2000 to December 2001); Fidelity
                                                                          Management & Research Company
                                                                          (investment adviser), President
                                                                          (March 1997 to July 2001); Bell
                                                                          Canada Enterprises
                                                                          (telecommunications), Director;
                                                                          Medtronic, Inc. (medical
                                                                          technology), Director; Telesat
                                                                          (satellite communications),
                                                                          Director

INDEPENDENT TRUSTEES
J. Atwood Ives                   Trustee and Chair    February 1992       Private investor; Eastern
(born 5/01/36)                   of Trustees                              Enterprises (diversified services
                                                                          company), Chairman, Trustee and
                                                                          Chief Executive Officer (until
                                                                          November 2000)

Robert E. Butler(n)              Trustee              January 2006        Consultant - regulatory and
(born 11/29/41)                                                           compliance matters (since July
                                                                          2002); PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 2002)

Lawrence H. Cohn, M.D.           Trustee              August 1993         Brigham and Women's Hospital,
(born 3/11/37)                                                            Chief of Cardiac Surgery (2005);
                                                                          Harvard Medical School, Professor
                                                                          of Cardiac Surgery; Physician
                                                                          Director of Medical Device
                                                                          Technology for Partners HealthCare

David H. Gunning                 Trustee              January 2004        Retired; Cleveland-Cliffs Inc.
(born 5/30/42)                                                            (mining products and service
                                                                          provider), Vice Chairman/Director
                                                                          (until May 2007); Portman Limited
                                                                          (mining), Director (since 2005);
                                                                          Encinitos Ventures (private
                                                                          investment company), Principal
                                                                          (1997 to April 2001); Lincoln
                                                                          Electric Holdings, Inc. (welding
                                                                          equipment manufacturer), Director

William R. Gutow                 Trustee              December 1993       Private investor and real estate
(born 9/27/41)                                                            consultant; Capitol Entertainment
                                                                          Management Company (video
                                                                          franchise), Vice Chairman;
                                                                          Atlantic Coast Tan (tanning
                                                                          salons), Vice Chairman (since
                                                                          2002)

Michael Hegarty                  Trustee              December 2004       Retired; AXA Financial (financial
(born 12/21/44)                                                           services and insurance), Vice
                                                                          Chairman and Chief Operating
                                                                          Officer (until May 2001); The
                                                                          Equitable Life Assurance Society
                                                                          (insurance), President and Chief
                                                                          Operating Officer (until May 2001)

Lawrence T. Perera               Trustee              July 1981           Hemenway & Barnes (attorneys),
(born 6/23/35)                                                            Partner

J. Dale Sherratt                 Trustee              August 1993         Insight Resources, Inc.
(born 9/23/38)                                                            (acquisition planning
                                                                          specialists), President; Wellfleet
                                                                          Investments (investor in health
                                                                          care companies), Managing General
                                                                          Partner (since 1993); Cambridge
                                                                          Nutraceuticals (professional
                                                                          nutritional products), Chief
                                                                          Executive Officer (until May 2001)

Laurie J. Thomsen                Trustee              March 2005          New Profit, Inc. (venture
(born 8/05/57)                                                            philanthropy), Partner (since
                                                                          2006); Private investor; Prism
                                                                          Venture Partners (venture
                                                                          capital), Co-founder and General
                                                                          Partner (until June 2004); The
                                                                          Travelers Companies (commercial
                                                                          property liability insurance),
                                                                          Director

Robert W. Uek                    Trustee              January 2006        Retired (since 1999);
(born 5/18/41)                                                            PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 1999); Consultant
                                                                          to investment company industry
                                                                          (since 2000); TT International
                                                                          Funds (mutual fund complex),
                                                                          Trustee (2000 until 2005);
                                                                          Hillview Investment Trust II Funds
                                                                          (mutual fund complex), Trustee
                                                                          (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)                President            November 2005       Massachusetts Financial Services
(born 12/01/58)                                                           Company, Executive Vice President
                                                                          and Chief Regulatory Officer
                                                                          (since March 2004) Chief
                                                                          Compliance Officer (since December
                                                                          2006); Fidelity Management &
                                                                          Research Company, Vice President
                                                                          (prior to March 2004); Fidelity
                                                                          Group of Funds, President and
                                                                          Treasurer (prior to March 2004)

Tracy Atkinson(k)                Treasurer            September 2005      Massachusetts Financial Services
(born 12/30/64)                                                           Company, Senior Vice President
                                                                          (since September 2004);
                                                                          PricewaterhouseCoopers LLP,
                                                                          Partner (prior to September 2004)

Christopher R. Bohane(k)         Assistant Secretary  July 2005           Massachusetts Financial Services
(born 1/18/74)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law
                                                                          firm), Associate (prior to April
                                                                          2003)

Ethan D. Corey(k)                Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/21/63)                  and Assistant Clerk                      Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(k)            Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 8/10/68)                                                            Company, Vice President (since
                                                                          June 2005); JP Morgan Investor
                                                                          Services, Vice President (prior to
                                                                          June 2005)

Timothy M. Fagan(k)              Assistant Secretary  September 2005      Massachusetts Financial Services
(born 7/10/68)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since September 2005);
                                                                          John Hancock Advisers, LLC, Vice
                                                                          President and Chief Compliance
                                                                          Officer (September 2004 to August
                                                                          2005), Senior Attorney (prior to
                                                                          September 2004); John Hancock
                                                                          Group of Funds, Vice President and
                                                                          Chief Compliance Officer
                                                                          (September 2004 to December 2004)

Mark D. Fischer(k)               Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since May
                                                                          2005); JP Morgan Investment
                                                                          Management Company, Vice President
                                                                          (prior to May 2005)

Brian E. Langenfeld(k)           Assistant Secretary  June 2006           Massachusetts Financial Services
(born 3/07/73)                   and Assistant Clerk                      Company, Assistant Vice President
                                                                          and Counsel (since May 2006); John
                                                                          Hancock Advisers, LLC, Assistant
                                                                          Vice President and Counsel (May
                                                                          2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and
                                                                          Assistant Secretary (prior to May
                                                                          2005)

Ellen Moynihan(k)                Assistant Treasurer  April 1997          Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(k)               Assistant Secretary  May 2005            Massachusetts Financial Services
(born 3/07/50)                   and Assistant Clerk                      Company, Senior Vice President and
                                                                          Associate General Counsel (since
                                                                          April 2005); John Hancock
                                                                          Advisers, LLC, Senior Vice
                                                                          President, Secretary and Chief
                                                                          Legal Officer (prior to April
                                                                          2005); John Hancock Group of
                                                                          Funds, Senior Vice President,
                                                                          Secretary and Chief Legal Officer
                                                                          (prior to April 2005)

Susan A. Pereira(k)              Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/05/70)                  and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since June 2004); Bingham
                                                                          McCutchen LLP (law firm),
                                                                          Associate (prior to June 2004)

Mark N. Polebaum(k)              Secretary and Clerk  January 2006        Massachusetts Financial Services
(born 5/01/52)                                                            Company, Executive Vice President,
                                                                          General Counsel and Secretary
                                                                          (since January 2006); Wilmer
                                                                          Cutler Pickering Hale and Dorr LLP
                                                                          (law firm), Partner (prior to
                                                                          January 2006)

Frank L. Tarantino               Independent Chief    June 2004           Tarantino LLC (provider of
(born 3/07/44)                   Compliance Officer                       compliance services), Principal
                                                                          (since June 2004); CRA Business
                                                                          Strategies Group (consulting
                                                                          services), Executive Vice
                                                                          President (April 2003 to June
                                                                          2004); David L. Babson & Co.
                                                                          (investment adviser), Managing
                                                                          Director, Chief Administrative
                                                                          Officer and Director (prior to
                                                                          March 2003)

James O. Yost(k)                 Assistant Treasurer  September 1990      Massachusetts Financial Services
(born 6/12/60)                                                            Company, Senior Vice President
------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the
Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                              CUSTODIAN
Massachusetts Financial Services Company                        JPMorgan Chase Bank
500 Boylston Street, Boston, MA 02116-3741                      One Chase Manhattan Plaza
                                                                New York, NY 10081

DISTRIBUTOR
MFS Fund Distributors, Inc.                                     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
500 Boylston Street, Boston, MA 02116-3741                      Deloitte & Touche LLP
                                                                200 Berkeley Street, Boston, MA 02116

PORTFOLIO MANAGERS
Barry Dargan
Nicholas Smithie

BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund's Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund's substandard relative performance at the time of their contract review meetings in 2006, they had met at each of their regular meetings since then with MFS' senior investment management personnel to discuss the Fund's performance and MFS' efforts to improve the Fund's performance. The independent Trustees further noted that the Fund's relative performance for the three-year period ended December 31, 2006 had improved in comparison to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS Fund Distributors, Inc. ("MFD"), an affiliate of MFS, currently observes a Class A 12b-1 fee waiver. The Trustees also considered that, according to the Lipper data (which takes into account the Class A 12b-1 fee waiver), the Fund's effective advisory fee rate was higher than the Lipper expense group median, and the Fund's total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is currently subject to contractual breakpoints that reduce the Fund's advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFD. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement is available by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:
               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2007 income tax forms in January 2008. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 67.87% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $4,979,995. The fund intends to pass through foreign tax credits of $234,875 for the fiscal year.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o  data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o  facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA 02205-5824
1-800-637-8255
24 hours a day                            OVERNIGHT MAIL
                                          MFS Service Center, Inc.
ACCOUNT SERVICE AND                       500 Boylston Street
LITERATURE                                Boston, MA 02116-3741

SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS(R) send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to MFS.COM, log in to your account via MFS(R) Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS(R) TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the "Code") that relates to an element of the Code's definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(a) THROUGH 4(d) AND 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP ("E&Y") to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the "Funds" and singularly as a "Fund"). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds' investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended October 31, 2007 and 2006, audit fees billed to the Funds by Deloitte and E&Y were as follows:

                                                     Audit Fees
  FEES BILLED BY DELOITTE:                       2007           2006
                                                 ----           ----
       MFS Global Growth Fund                  50,674         45,880

                                                     Audit Fees
       FEES BILLED BY E&Y:                       2007           2006
                                                 ----           ----

       MFS Strategic Income Fund               44,010         40,565

For the fiscal years ended October 31, 2007 and 2006, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

                                        Audit-Related Fees(1)              Tax Fees(2)               All Other Fees(3)
  FEES BILLED BY DELOITTE:               2007           2006           2007          2006           2007           2006
                                         ----           ----           ----          ----           ----           ----
  To MFS Global Growth Fund                   0              0      5,690          8,100                0              0

       To MFS and MFS Related          1,177,035      1,047,925         0              0           582,753      1,177,035
       Entities of MFS Global
       Growth Fund*

  AGGREGATE FEES FOR NON-AUDIT
  SERVICES:
                                          2007                         2006
                                          ----                         ----
       To MFS Global Growth Fund,      1,942,853                    1,461,286
       MFS and MFS Related
       Entities#

                                        Audit-Related Fees(1)              Tax Fees(2)               All Other Fees(4)
  FEES BILLED BY E&Y:                    2007           2006           2007          2006           2007           2006
                                         ----           ----           ----          ----           ----           ----
       To MFS Strategic Income             0              0           9,430          9,162            0            144
       Fund

       To MFS and MFS Related              0              0               0         15,500            0              0
       Entities of  MFS
       Strategic Income Fund*


  AGGREGATE FEES FOR NON-AUDIT
  SERVICES:

                                              2007                         2006
                                              ----                         ----
      To MFS Strategic Income              210,446                       99,175
      Fund, MFS and MFS
      Related Entities#

  * This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
  # This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
(1) The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under
    "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
(2) The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.
(3) The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule
    38a-1 compliance program.
(4) The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

ITEM 4(e)(1):
Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(e)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

ITEM 4(f): Not applicable.

ITEM 4(h): The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C.
    78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference:
    Attached hereto.

                                     NOTICE

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VIII
             ------------------------------------------------------------------


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President

Date: December 14, 2007
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President (Principal Executive
                          Officer)

Date: December 14, 2007
      -----------------


By (Signature and Title)* TRACY ATKINSON
                          -----------------------------------------------------
                          Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 14, 2007
      -----------------


* Print name and title of each signing officer under his or her signature.